[ART]

       Smith Barney
       Large Capitalization
       Growth Fund

       SEMI-ANNUAL REPORT

       May 31, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.-sm-

SMITH BARNEY LARGE
CAPITALIZATION GROWTH FUND

----------------------

The SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND ("Fund") seeks long-term growth of capital by investing at least 65% of its assets in equity securities of companies with large market capitalizations.

SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS ENDED
MAY 31, 1998

                                   Without Sales Charges*
                      ------------------------------------------------
                        Class A      Class B      Class C
----------------------------------------------------
Six-Month+                22.69%       22.23%       22.23%
----------------------------------------------------
Since Inception++         26.82        26.14        26.14
----------------------------------------------------

                                    With Sales Charges**
                      ------------------------------------------------
                        Class A      Class B      Class C
----------------------------------------------------
Six-Month+                16.52%       17.23%       21.23%
----------------------------------------------------
Since Inception++         20.43        21.14        25.14
----------------------------------------------------

    * Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
   ** Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, the CDSC declines 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC which applies if shares are redeemed within the first year of purchase.
           All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.
    + Total return is not annualized as it may not be representative of the total return for the year.
   ++      Inception date for Class A, B and C shares is August 29,
           1997.

 FUND HIGHLIGHT
------------------------------------------------
SINCE OUR LAST REPORT TO YOU, THE STOCK MARKET HAS EXPERIENCED CONTINUED VOLATILITY AS MANY INVESTORS TRY TO COME TO GRIPS WITH THE ASIAN CRISIS, NUMEROUS WORLD FLASHPOINTS (I.E., YUGOSLAVIA, INDIA, PAKISTAN AND THE MIDEAST), ASSORTED SCANDALS, AND FINALLY, THE PROFIT PICTURE FOR U.S. COMPANIES. ULTIMATELY, IT IS THE FINAL FACTOR-- PROFITS--WHICH WILL BE THE KEY ELEMENT IN LIFTING THE PRICE OF LARGE CAPITALIZATION GROWTH STOCKS. WE HAVE MADE GREAT EFFORTS TO ENSURE THAT THE COMPANIES WE BUY ARE POISED TO DELIVER CONSISTENT, SUSTAINABLE EARNINGS GROWTH IN THIS DIFFICULT ENVIRONMENT.

 NASDAQ SYMBOL
------------------------------------------------

 CLASS A     SBLCA
 CLASS B     SBLCB
 CLASS C     SBLCC

 WHAT'S INSIDE
------------------------------------------------

Shareholder Letter...........................          1
Historical Performance.......................          3
Smith Barney Large Capitalization Growth Fund
at a Glance..................................          5
Schedule of Investments......................          6
Statement of Assets and Liabilities..........          8
Statement of Operations......................          9
Statements of Changes in Net Assets..........         10
Notes to Financial Statements................         11
Financial Highlights.........................         14
Additional Shareholder Information...........         16

 Shareholder Letter
------------------------------------------------

     [PHOTO]          [PHOTO]
HEATH B.              ALAN
MCLENDON              BLAKE
Chairman              Vice President and
                      Investment Officer

DEAR SHAREHOLDER:

We are pleased to provide the semi-annual report for the Smith Barney Large Capitalization Growth Fund ("Fund") for the period ended May 31, 1998. In this report, we have summarized the period's prevailing economic and market conditions and outlined our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.
Performance Update and Strategy

For the six months ended May 31, 1998, the Class A, B and C shares of the Fund generated total returns without sales charges of 22.69%, 22.23% and 22.23%, respectively. In comparison, the Standard & Poor's 500 Composite Index ("S&P 500") had a total return of 14.17% over the same six-month period. (The S&P 500 Index is a market capitalization-weighted measure of 500 widely held common stocks.)

The Fund emphasizes a core of large-capitalization growth stocks that share a number of characteristics. Chief among them are strong financials (i.e., consistent and sustainable earnings growth, significant free cash flow and very high returns on equity). The second key characteristic centers on the product or service of a company. We are most interested in companies delivering world-class products or services in the global marketplace. We are also looking for dominant companies within growth industries where we perceive the barriers to entry to be extremely high. Lastly, a third characteristic we look for is a strong management team. Strong management is just as important as is a company's financial condition or its products or services. We look for these characteristics to identify companies that represent outstanding long-term investment opportunities.

Market Overview

Since our last report to you, the stock market has experienced continued volatility as many investors try to come to grips with the Asian crisis, numerous world flashpoints (i.e., Yugoslavia, India, Pakistan and the Mideast), assorted scandals, and finally, the profit picture for U.S. companies. Ultimately, it is the final factor--profits--which will be the key element in lifting the price of large capitalization growth stocks. We have made great efforts to ensure that the companies we buy are poised to deliver consistent, sustainable earnings growth in this difficult environment.

Market Outlook

In our view, the strong fundamentals being generated in our investment universe look sustainable. Coupled with a relatively low degree of inflation and stable to low interest rates, we believe there is additional upside potential in large capitalization growth stocks. The holdings in the Fund continue to emphasize the trio of thematic opportunities we identified at the time of the Fund's launch, August 29, 1997,--namely, focusing on opportunities within the consumer, financial and technology industries.

- CONSUMER STOCKS such as Coca-Cola, Walt Disney, Eli Lilly, Gillette, McDonald's and Wrigley are taking full advantage of the explosion in consumer demand and growing capitalism that is emerging worldwide.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  1

- FINANCIAL STOCKS such as Wells Fargo, AIG and Fannie Mae stand to benefit from the trend toward greater deregulation in the financial services industry and the emergence of worldwide capitalism.

- TECHNOLOGY STOCKS that are poised to grow as the revolution in technology and productivity continues. Whether through telecommunications (Lucent), networking (Cisco), semiconductors (Intel), software (Microsoft), growth, while volatile, has been explosive. We believe these world-class franchises are well positioned to continue their above-average earnings growth in the years to come.

We think that one of the best ways to participate in the stock market is by owning great companies with strong managements and financials, and owning them over time and over market fluctuations. We're not market timers or allocators. Just as these companies will be compounding their earnings over time, we believe in letting our investments compound their earnings over time. We think that is one of the keys to successful portfolio management and successful investing.

In closing, thank you for investing in the Smith Barney Large Capitalization Growth Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,

        [SIG]               [SIG]
Heath B. McLendon           Alan Blake
Chairman                    Vice President and
                            Investment Officer

JUNE 17, 1998

 Top Ten Holdings*                                           As of May 31, 1998
------------------------------------------------

       1.  Coca-Cola Co.                                     5.6%
             ----------------------------------------------------
       2.  The Walt Disney Co.                               5.1
             ----------------------------------------------------
       3.  America Online, Inc.                              4.7
             ----------------------------------------------------
       4.  Wells Fargo & Co.                                 4.7
             ----------------------------------------------------
       5.  Intel Corp.                                       4.7
             ----------------------------------------------------
       6.  Texas Instruments Inc.                            4.2
             ----------------------------------------------------
       7.  Gillette Co.                                      3.9
             ----------------------------------------------------
       8.  Household International Inc.                      3.8
             ----------------------------------------------------
       9.  Wm. Wrigley Jr. Co.                               3.7
             ----------------------------------------------------
      10.  Merrill Lynch & Co., Inc.                         3.6
             ----------------------------------------------------

    *      As a percentage of total common stocks.

--------------------------------------------------------------------------------
2                                        1998 SEMI-ANNUAL REPORT TO SHAREHOLDERS

                                [Letter to Come]

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  3

                                [Letter to Come]

--------------------------------------------------------------------------------
4                                        1998 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                        NET ASSET VALUE
                                     ---------------------
                                     BEGINNING      END       INCOME     CAPITAL GAIN      TOTAL
PERIOD ENDED                         OF PERIOD   OF PERIOD   DIVIDENDS   DISTRIBUTIONS   RETURNS(1)+
-------------------------------------------------------------------------------------------------------
5/31/98                               $12.28      $15.03       $0.02         $0.01         22.69%
-------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                 11.88       12.28        0.00          0.00          3.37%
-------------------------------------------------------------------------------------------------------
    TOTAL                                                      $0.02         $0.01
-------------------------------------------------------------------------------------------------------

 Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                         NET ASSET VALUE
                                     -----------------------
                                     BEGINNING        END       INCOME       CAPITAL GAIN      TOTAL
PERIOD ENDED                         OF PERIOD     OF PERIOD   DIVIDENDS     DISTRIBUTIONS   RETURNS(1)+
---------------------------------------------------------------------------------------------------------
5/31/98                               $12.26        $14.96       $0.01           $0.01         22.23%
---------------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                 11.88         12.26        0.00            0.00          3.20%
---------------------------------------------------------------------------------------------------------
    TOTAL                                                        $0.01           $0.01
---------------------------------------------------------------------------------------------------------

 Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                                        NET ASSET VALUE
                                     ---------------------
                                     BEGINNING      END       INCOME     CAPITAL GAIN      TOTAL
PERIOD ENDED                         OF PERIOD   OF PERIOD   DIVIDENDS   DISTRIBUTIONS   RETURNS(1)+
-----------------------------------------------------------------------------------------------------
5/31/98                               $12.26      $14.96       $0.01         $0.01         22.23%
-----------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                 11.88       12.26        0.00          0.00          3.20%
-----------------------------------------------------------------------------------------------------
    TOTAL                                                      $0.01         $0.01
-----------------------------------------------------------------------------------------------------

 Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                        NET ASSET VALUE
                                     ---------------------
                                     BEGINNING      END       INCOME     CAPITAL GAIN      TOTAL
PERIOD ENDED                         OF PERIOD   OF PERIOD   DIVIDENDS   DISTRIBUTIONS   RETURNS(1)+
-----------------------------------------------------------------------------------------------------
5/31/98                               $12.29      $15.07       $0.02         $0.01         22.88%
-----------------------------------------------------------------------------------------------------
Inception* -- 11/30/97                 12.66       12.29        0.00          0.00         (2.92)%
-----------------------------------------------------------------------------------------------------
    TOTAL                                                      $0.02         $0.01
-----------------------------------------------------------------------------------------------------

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  3

 Average Annual Total Return
--------------------------------------------------------------------------------

                                             WITHOUT SALES CHARGE(1)
                                     ---------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y
----------------------------------------------------------------------------
Six Months Ended 5/31/98+            22.69%    22.23%    22.23%    22.88%
----------------------------------------------------------------------------
Inception* through 5/31/98           26.82     26.14     26.14     19.29
----------------------------------------------------------------------------

                                              WITH SALES CHARGE(2)
                                     ---------------------------------------
                                     CLASS A   CLASS B   CLASS C   CLASS Y
----------------------------------------------------------------------------
Six Months Ended 5/31/98+            16.52%    17.23%    21.23%    22.88%
----------------------------------------------------------------------------
Inception* through 5/31/98           20.43     21.14     25.14     19.29
----------------------------------------------------------------------------

   (1)     ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT
           THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED
           SALES CHARGES ("CDSC") WITH RESPECT TO CLASS B AND C SHARES.
   (2)     ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE. IN ADDITION, CLASS
           A SHARES REFLECT THE DEDUCTION OF THE MAXIMUM INITIAL SALES CHARGE OF 5.00%; AND CLASS B SHARES REFLECT THE DEDUCTION
           OF A 5.00% CDSC, WHICH APPLIES IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM INITIAL PURCHASE. THEREAFTER, THE CDSC
           DECLINES BY 1.00% PER YEAR UNTIL NO CDSC IS INCURRED. CLASS C SHARES REFLECT THE DEDUCTION OF A 1.00% CDSC, WHICH
           APPLIES IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF PURCHASE.
    *      INCEPTION DATE FOR CLASS A, B AND C SHARES IS AUGUST 29, 1997. INCEPTION DATE FOR CLASS Y SHARES IS OCTOBER 15, 1997.
    +      TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

--------------------------------------------------------------------------------
4                                        1998 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Smith Barney Large Capitalization Growth Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

GROWTH OF $10,000 INVESTED IN CLASS A, B AND C SHARES OF THE
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND VS. STANDARD & POOR'S 500 INDEX+
--------------------------------------------------------------------------------

                            AUGUST 1997 -- MAY 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Smith Barney Large                 Smith Barney Large                 Smith Barney Large
           Capitalization Growth Fund-Class   Capitalization Growth Fund-Class   Capitalization Growth Fund-Class
                           A                                  B                                  C                   S&P 500 Index
8/29/97                               $9,496                            $10,000                            $10,000          $10,000
9/97                                  $9,768                             $9,786                            $10,186          $10,547
10/97                                 $9,425                             $9,420                             $9,817          $10,195
11/97                                 $9,816                             $9,820                            $10,220          $10,667
12/97                                $10,016                            $10,014                            $10,414          $10,850
1/98                                 $10,256                            $10,259                            $10,659          $10,970
2/98                                 $11,178                            $11,228                            $11,628          $11,760
3/98                                 $11,603                            $11,667                            $12,067          $12,363
4/98                                 $12,388                            $12,485                            $12,885          $12,489
5/31/98                              $12,043                            $12,114                            $12,514          $12,274

+ The above chart represents a hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on August 29, 1997, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class C shares. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

INDUSTRY DIVERSIFICATION OF COMMON STOCK*
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

20.9%       Financial Services
20.5%               Technology
14.1%               Healthcare
5.0%             Capital Goods
9.9%        Consumer Cyclicals
19.6%         Consumer Staples
10.0%        Computer Software

* As a percentage of total common stock.
INVESTMENT BREAKDOWN
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash Equivalent        0.1%
Common Stock          99.9%

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  5

 Schedule of Investments (unaudited)                               May 31, 1998
--------------------------------------------------------------------------------

             SHARES                                    SECURITY                                     VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 99.9%

CAPITAL GOODS -- 5.0%
               292,000  General Electric Co.                                                       $24,345,500
               100,000  Lockheed Martin Corp.                                                       11,225,000
------------------------------------------------------------------------------------------------------------
                                                                                                    35,570,500
------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE -- 10.0%
               400,000  America Online, Inc.                                                        33,325,000
               245,000  Microsoft Corp.+                                                            20,779,062
               660,000  Netscape Communications Corp.+                                              16,170,000
------------------------------------------------------------------------------------------------------------
                                                                                                    70,274,062
------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICALS -- 9.9%
               275,000  Home Depot Inc.                                                             21,604,687
               187,000  McDonald's Corp.                                                            12,271,875
               315,000  The Walt Disney Co.                                                         35,634,375
------------------------------------------------------------------------------------------------------------
                                                                                                    69,510,937
------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES -- 19.6%
               300,000  Avon Products Inc.                                                          24,543,750
               505,000  Coca-Cola Co.                                                               39,579,375
               238,000  Gillette Co.                                                                27,875,750
               325,000  PepsiCo Inc.                                                                13,264,063
                80,000  Procter & Gamble Corp.                                                       6,715,000
               270,000  Wm. Wrigley Jr. Co.                                                         25,987,500
------------------------------------------------------------------------------------------------------------
                                                                                                   137,965,438
------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 20.9%
                75,000  American International Group Inc.                                            9,285,938
                75,000  Citicorp                                                                    11,184,375
               255,000  Fannie Mae                                                                  15,268,125
               200,000  Household International Inc.                                                27,062,500
               285,000  Merrill Lynch & Co., Inc.                                                   25,507,500
               260,000  Morgan Stanley Dean Witter Discover                                         20,296,250
                75,000  NationsBank Corp.                                                            5,681,250
                92,000  Wells Fargo & Co.                                                           33,258,000
------------------------------------------------------------------------------------------------------------
                                                                                                   147,543,938
------------------------------------------------------------------------------------------------------------

HEALTHCARE -- 14.0%
               295,000  Amgen Inc.+                                                                 17,847,500
               330,000  Eli Lilly & Co.                                                             20,274,375
               110,000  Johnson & Johnson                                                            7,596,875
               100,000  Merck & Co., Inc.                                                           11,706,250
               205,000  Pfizer Inc.                                                                 21,486,563
               315,000  Warner-Lambert Co.                                                          20,100,938
------------------------------------------------------------------------------------------------------------
                                                                                                    99,012,501
------------------------------------------------------------------------------------------------------------

TECHNOLOGY -- 20.5%
               665,000  Compaq Computer Corp.                                                       18,162,812
               180,000  Cisco Systems Inc.+                                                         13,612,500
               460,000  Intel Corp.                                                                 32,861,250
               350,000  Lucent Technologies Inc.                                                    24,828,125
               225,000  Motorola Inc.                                                               11,910,937

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
6                                        1998 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Schedule of Investments (unaudited) (continued)                   May 31, 1998
--------------------------------------------------------------------------------

             SHARES                                    SECURITY                                     VALUE
------------------------------------------------------------------------------------------------------------

TECHNOLOGY -- 20.5% (CONTINUED)
               582,000  Texas Instruments Inc.                                                  $   29,900,250
               350,000  Xilinx Inc.+                                                                13,310,938
------------------------------------------------------------------------------------------------------------
                                                                                                   144,586,812
------------------------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK
                        (Cost -- $588,333,533)                                                     704,464,188
------------------------------------------------------------------------------------------------------------
              FACE
             AMOUNT                                    SECURITY                                     VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.1%
              $640,000  Chase Manhattan Bank, 5.500% due 6/1/98;
                        Proceeds at maturity -- $640,293; (Fully collateralized
                        by U.S. Treasury Notes, 5.500% due 1/31/03;
                        Market value -- $652,801) (Cost -- $640,000)                                   640,000
------------------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $588,973,533*)                                                 $  705,104,188
------------------------------------------------------------------------------------------------------------

    +      NON-INCOME PRODUCING SECURITY.
    *      AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  7

 Statement of Assets and Liabilities (unaudited)                   May 31, 1998
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost --
     $588,973,533)                   $705,104,188
   Cash                                 1,019,279
   Receivable for Fund shares sold      5,990,538
   Dividends and interest
     receivable                           366,293
   Other assets                            92,506
------------------------------------------------------------
   TOTAL ASSETS                       712,572,804
------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased     2,415,774
   Management fees payable                435,583
   Distribution fees payable              104,891
   Payable for Fund shares
     purchased                              2,543
------------------------------------------------------------
   TOTAL LIABILITIES                    2,958,791
------------------------------------------------------------
TOTAL NET ASSETS                     $709,614,013
------------------------------------------------------------
NET ASSETS:
   Par value of shares of
     beneficial interest             $     47,323
   Capital paid in excess of par
     value                            597,369,457
   Accumulated net investment loss     (1,750,654)
   Accumulated net realized loss
     from security transactions        (2,182,768)
   Net unrealized appreciation of
     investments                      116,130,655
------------------------------------------------------------
TOTAL NET ASSETS                     $709,614,013
------------------------------------------------------------
SHARES OUTSTANDING:
   Class A                             12,601,214
   ---------------------------------------------------------
   Class B                             22,930,823
   ---------------------------------------------------------
   Class C                              4,461,670
   ---------------------------------------------------------
   Class Y                              7,328,863
   ---------------------------------------------------------
NET ASSET VALUE:
   Class A (and redemption price)          $15.03
   ---------------------------------------------------------
   Class B *                               $14.96
   ---------------------------------------------------------
   Class C **                              $14.96
   ---------------------------------------------------------
   Class Y (and redemption price)          $15.07
   ---------------------------------------------------------
CLASS A MAXIMUM PUBLIC OFFERING
 PRICE PER SHARE
   (net asset value plus 5.26% of
     net asset value per share)            $15.82
------------------------------------------------------------

    *      REDEMPTION PRICE IS NAV OF CLASS B SHARES REDUCED BY A 5.00% CDSC IF SHARES ARE REDEEMED WITHIN ONE YEAR FROM INITIAL
           PURCHASE (SEE NOTE 2).
   **      REDEMPTION PRICE IS NAV OF CLASS C SHARES REDUCED BY A 1.00% CDSC IF SHARES ARE REDEEMED WITHIN THE FIRST YEAR OF
           PURCHASE.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                        1998 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Statement of Operations (unaudited)      For the Six Months Ended May 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends                                        $  2,191,593
   Interest                                               72,192
-----------------------------------------------------------------
   TOTAL INVESTMENT INCOME                             2,263,785
-----------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                            2,013,474
   Distribution fees (Note 2)                          1,648,294
   Shareholder and system servicing fees                 218,928
   Registration fees                                      50,000
   Shareholder communications                             33,000
   Trustees' fees                                         28,000
   Audit and legal                                        13,000
   Custody                                                 9,000
   Other                                                   1,232
-----------------------------------------------------------------
   TOTAL EXPENSES                                      4,014,928
-----------------------------------------------------------------
NET INVESTMENT LOSS                                   (1,751,143)
-----------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 (NOTE 3):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                              29,133,786
     Cost of securities sold                          31,319,771
-----------------------------------------------------------------
   NET REALIZED LOSS                                  (2,185,985)
-----------------------------------------------------------------
   Change in Net Unrealized Appreciation of
     Investments:
     Beginning of period                               9,970,587
     End of period                                   116,130,655
-----------------------------------------------------------------
   INCREASE IN NET UNREALIZED APPRECIATION           106,160,068
-----------------------------------------------------------------
NET GAIN ON INVESTMENTS                              103,974,083
-----------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS              $102,222,940
-----------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                  9

 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)
AND THE PERIOD ENDED NOVEMBER 30, 1997

                                                        1998        1997(A)
-----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                              $ (1,751,143) $    (36,371)
   Net realized gain (loss)                           (2,185,985)      350,504
   Increase in net unrealized appreciation           106,160,068     9,970,587
-----------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM OPERATIONS            102,222,940    10,284,720
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                (501,086)           --
   Net realized gains                                   (347,287)           --
-----------------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
     SHAREHOLDERS                                       (848,373)           --
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares                  227,544,722   407,040,618
   Net asset value of shares issued for
     reinvestment of dividends                           634,589            --
   Cost of shares reacquired                         (32,583,082)   (4,682,121)
-----------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM FUND SHARE
     TRANSACTIONS                                    195,596,229   402,358,497
-----------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                               296,970,796   412,643,217
NET ASSETS:
   Beginning of period                               412,643,217            --
-----------------------------------------------------------------------------------------
   END OF PERIOD*                                   $709,614,013  $412,643,217
-----------------------------------------------------------------------------------------
   * Includes undistributed net investment income/
     (accumulated net investment loss) of:           $(1,750,654)     $501,575
-----------------------------------------------------------------------------------------

   (a)     FOR THE PERIOD FROM AUGUST 29, 1997 (COMMENCEMENT OF OPERATIONS) TO NOVEMBER 30, 1997.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       1998 SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Large Capitalization Growth Fund ("Fund") is a separate diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Mid Cap Blend Fund and Smith Barney S&P 500 Index Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports with the exception of the Smith Barney Mid Cap Blend Fund which began operation after May 31, 1998.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At November 30, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of net investment loss amounting to $537,946 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as invesment manager to the Fund. The Fund pays MMC a management fee calculated at an annual rate of 0.75% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH acts as distributor of Fund shares. For the six months ended May 31, 1998, SB received brokerage commissions of $15,480 and sales charges of approximately $1,224,000 on sales of the Fund's Class A shares.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 11

--------------------------------------------------------------------------------

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the six months ended May 31, 1998, CDSCs paid to SB were:

               Class              Class
                 A      Class B     C
------------------------------------------
CDSCs          $15,000  $190,000  $18,000
------------------------------------------

Pursuant to the Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the six months ended May 31, 1998, total Distribution Plan fees incurred were:

                                     Class A    Class B    Class C
----------------------------------------------------------
Distribution Plan Fees               $180,328  $1,221,039  $246,927
----------------------------------------------------------

All officers and one Trustee of the Fund are employees of SB.

3. Investments

During the six months ended May 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

----------------------------------------
Purchases                  $221,049,392
----------------------------------------
Sales                       29,133,786
----------------------------------------

At May 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------
Gross unrealized appreciation        $131,502,070
Gross unrealized depreciation        (15,371,415)
--------------------------------------------------
Net unrealized appreciation          $116,130,655
--------------------------------------------------

4. Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Shares of Beneficial Interest

At May 31, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an indentical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At May 31, 1998, total paid-in capital amounted to the following for each class:

                                  Amount
---------------------------------------------
Class A                         $158,745,052
---------------------------------------------
Class B                         293,249,918
---------------------------------------------
Class C                          56,520,828
---------------------------------------------
Class Y                          88,900,982
---------------------------------------------

--------------------------------------------------------------------------------
12                                       1998 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                         Six Months Ended            Period Ended
                                           May 31, 1998        November 30, 1997(a)(b)
                                     ------------------------  ------------------------
                                       Shares       Amount       Shares       Amount
-----------------------------------------------------------------------------------------
CLASS A
Shares sold                           4,777,959  $ 68,532,567   9,177,952  $109,524,318
Shares issued on reinvestment            21,312       266,403          --            --
Shares redeemed                      (1,239,205)  (17,878,719)   (136,804)   (1,636,918)
-----------------------------------------------------------------------------------------
Net Increase                          3,560,066  $ 50,920,251   9,041,148  $107,887,400
-----------------------------------------------------------------------------------------
CLASS B
Shares sold                           9,023,864  $129,196,481  14,785,442  $176,582,697
Shares issued on reinvestment            24,425       304,576          --            --
Shares redeemed                        (765,524)  (10,791,734)   (137,384)   (1,647,374)
-----------------------------------------------------------------------------------------
Net Increase                          8,282,765  $118,709,323  14,648,058  $174,935,323
-----------------------------------------------------------------------------------------
CLASS C
Shares sold                           1,702,936  $ 24,168,920   3,136,419  $ 37,509,061
Shares issued on reinvestment             5,101        63,610          --            --
Shares redeemed                        (282,353)   (3,910,628)   (100,433)   (1,229,516)
-----------------------------------------------------------------------------------------
Net Increase                          1,425,684  $ 20,321,902   3,035,986  $ 36,279,545
-----------------------------------------------------------------------------------------
CLASS Y
Shares sold                             433,249  $  5,646,754   6,909,847  $ 83,424,542
Shares issued on reinvestment                --            --          --            --
Shares redeemed                            (136)       (2,001)    (14,097)     (168,313)
-----------------------------------------------------------------------------------------
Net Increase                            433,113  $  5,644,753   6,895,750  $ 83,256,229
-----------------------------------------------------------------------------------------

   (a)     FOR CLASS A, B AND C SHARES, TRANSACTIONS ARE FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO NOVEMBER 30,
           1997.
   (b)     FOR CLASS Y SHARES, TRANSACTIONS ARE FOR THE PERIOD FROM OCTOBER 15, 1997 (INCEPTION DATE) TO NOVEMBER 30, 1997.

6. Subsequent Event

The Board of Trustees of the Fund approved the renaming of Class C shares to Class L which became effective on June 12, 1998. In addition, effective June 15, 1998, Class L shares were to be sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% CDSC if redemptions occur within one year from initial purchase. Until June 25, 1999, purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% front-end sales charge.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 13

                     (This page intentionally left blank.)

 Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                       Class A               Class B
                                                                 --------------------  --------------------
                                                                  1998(1)    1997(2)    1998(1)    1997(2)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $12.28     $11.88     $12.26     $11.88
-----------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (loss)                                       (0.02)      0.01      (0.06)     (0.01)
  Net realized and unrealized gain                                    2.80       0.39       2.78       0.39
-----------------------------------------------------------------------------------------------------------
Total Income From Operations                                          2.78       0.40       2.72       0.38
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                              (0.02)        --      (0.01)        --
  Net realized gains                                                 (0.01)        --      (0.01)        --
-----------------------------------------------------------------------------------------------------------
Total Distributions                                                  (0.03)        --      (0.02)        --
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                      $15.03     $12.28     $14.96     $12.26
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN++                                                       22.69%      3.37%     22.23%      3.20%
-----------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                 $ 189,417  $ 111,063  $ 343,008  $ 179,598
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses                                                            1.15%      1.15%      1.90%      1.90%
  Net investment income (loss)                                       (0.31)      0.38      (1.06)     (0.37)
-----------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                  5%         1%         5%         1%
-----------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE
  PAID ON EQUITY TRANSACTIONS                                        $0.06      $0.06      $0.06      $0.06
-----------------------------------------------------------------------------------------------------------

   (1)     FOR THE SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED).
   (2)     FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO NOVEMBER 30, 1997.
   ++      TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
    +      ANNUALIZED.

--------------------------------------------------------------------------------
14                                       1998 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
PERIOD:

                                                                          Class C               Class Y
                                                                    --------------------  --------------------
                                                                     1998(1)    1997(2)    1998(1)    1997(3)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $12.26     $11.88     $12.29     $12.66
------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (loss)                                          (0.06)     (0.01)      0.01       0.01
  Net realized and unrealized gain (loss)                                2.78       0.39       2.80      (0.38)
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                      2.72       0.38       2.81      (0.37)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                                 (0.01)        --      (0.02)        --
  Net realized gains                                                    (0.01)        --      (0.01)        --
------------------------------------------------------------------------------------------------------------
Total Distributions                                                     (0.02)        --      (0.03)        --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                         $14.96     $12.26     $15.07     $12.29
------------------------------------------------------------------------------------------------------------
TOTAL RETURN++                                                          22.23%      3.20%     22.88%     (2.92)%
------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000S)                                    $  66,739  $  37,224  $ 110,450  $  84,758
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS+:
  Expenses                                                               1.90%      1.90%      0.80%      0.82%
  Net investment income (loss)                                          (1.06)     (0.38)      0.05       0.54
------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                     5%         1%         5%         1%
------------------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE
  PAID ON EQUITY TRANSACTIONS                                           $0.06      $0.06      $0.06      $0.06
------------------------------------------------------------------------------------------------------------

   (1)     FOR THE SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED).
   (2)     FOR THE PERIOD FROM AUGUST 29, 1997 (INCEPTION DATE) TO NOVEMBER 30, 1997.
   (3)     FOR THE PERIOD FROM OCTOBER 15, 1997 (INCEPTION DATE) TO NOVEMBER 30, 1997.
   ++      TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
    +      ANNUALIZED.

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 15

 Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------
On February 20, 1998, a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

    1. To elect Trustees of the Trust;

    2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

The results of the vote on Proposal 1 were as follows:

                                                  Shares Voted    Percentage of   Shares Voted   Percentage of
Name of Trustees                                       For        Shares Voted      Against       Shares Voted
------------------------------------------------------------------------------------------------------------
Herbert Barg                                      22,978,059.782      97.961%       478,327.074        2.039%
Alfred J. Bianchetti                              22,968,583.475      97.920        487,803.381        2.080
Martin Brody                                      22,972,548.241      97.937        483,838.615        2.063
Dwight B. Crane                                   23,013,405.483      98.111        442,981.373        1.889
Burt N. Dorsett                                   23,007,677.873      98.087        448,708.983        1.913
Elliot S. Jaffe                                   22,981,247.160      97.974        475,139.696        2.026
Stephen E. Kaufman                                22,999,681.445      98.053        456,705.411        1.947
Joseph J. McCann                                  23,011,195.450      98.102        445,191.406        1.898
Heath B. McLendon                                 23,010,138.021      98.098        446,248.835        1.902
Cornelius C. Rose, Jr.                            23,006,201.971      98.081        450,184.885        1.919
------------------------------------------------------------------------------------------------------------

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by shareholders for the Fund.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

-----------------------------------------------------------------------------
"M"    Diversification                                               Approved
-----------------------------------------------------------------------------
"M"    Industry Concentration                                        Approved
-----------------------------------------------------------------------------
"M"    Borrowing                                                     Approved
-----------------------------------------------------------------------------
"E"    Ability to Pledge Assets                                      Approved
-----------------------------------------------------------------------------
"M"    Lending                                                       Approved
-----------------------------------------------------------------------------
"M"    Underwriting of Securities                                    Approved
-----------------------------------------------------------------------------
"R"    Margin and Short-Sales                                        Approved
-----------------------------------------------------------------------------
"M"    Real Estate                                                   Approved
-----------------------------------------------------------------------------
"E"    Certain Securities                                            Approved
-----------------------------------------------------------------------------
"R"    Investments in Oil, Gas and Mineral Exploration               Approved
-----------------------------------------------------------------------------
"R"    Options                                                       Approved
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
16                                       1998 SEMI-ANNUAL REPORT TO SHAREHOLDERS

--------------------------------------------------------------------------------

The information below reports the lowest percentage of shares voting for the proposals and the highest percentage of shares voting against and abstaining by shareholders of the Fund on all of the items in Proposal 2.

                 Percentage                  Percentage                    Percentage
 Shares Voted     of Shares   Shares Voted   of Shares        Shares       of Shares
      For           Voted       Against        Voted        Abstaining     Abstained
--------------------------------------------------------------------------------------
16,966,910.092       91.537%   294,785.761       1.590%    1,273,879.996       6.873%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMITH BARNEY LARGE CAPITALIZATION GROWTH FUND                                 17

SMITH BARNEY
LARGE CAPITALIZATION
GROWTH FUND

Trustees
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, CHAIRMAN
Cornelius C. Rose, Jr.
James J. Crisona, EMERITUS

Officers
Heath B. McLendon
CHIEF EXECUTIVE OFFICER

Lewis E. Daidone
SENIOR VICE PRESIDENT
AND TREASURER

Alan Blake
VICE PRESIDENT AND
INVESTMENT OFFICER

Thomas M. Reynolds
CONTROLLER

Christina T. Sydor
SECRETARY

Investment Adviser and Administrator
Mutual Management Corp.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is for the information of shareholders of Smith Barney Investment Trust--Smith Barney Large Capitalization Growth Fund. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

        [LOGO]

Smith Barney
Large Capitalization
Growth Fund

Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD01520 7/98

                         [LOGO]


                         Smith Barney
                         Intermediate
                         Maturity New York
                         Municipals Fund


                         ------------------
                         SEMI-ANNUAL REPORT
                         ------------------

                         May 31, 1998



                  [LOGO] Smith Barney Mutual Funds
                         Investing for your future.
                         Every day.(SM)

Smith Barney                       [PHOTO]                  [PHOTO]
Intermediate
Maturity New York                  HEATH B.                 PETER M.
Municipals Fund                    MCLENDON                 COFFEY

                                   Chairman                 Vice President and
                                                            Investment Officer


Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") for the period ended May 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow.

Fund's Performance and Investment Strategy

For the six months ended May 31, 1998, the Class A shares of the Fund generated a total return of 3.29% and outperformed its Lipper Analytical Services Inc. intermediate-term New York municipals peer group average total return of 3.06% for the same period. (Lipper is an independent fund-tracking organization.)

In addition, the Fund paid income dividends totaling $0.20 per Class A share during the reporting period. Based on a net asset value ("NAV") of $8.65 and at a current monthly income dividend of $0.0341 per Class A share, this equates to an annualized distribution rate of 4.73%. For a New York resident in the combined state and federal income tax bracket of 40.6%, the Fund's tax-free yield of 4.73% is equivalent to a taxable yield of 7.96%. (This figure assumes an investor is in the federal income tax bracket of 36%.) For performance information on the Fund's Class C shares, please turn to page 5.

In addition to providing current income, the Fund seeks to preserve investment principal. During the reporting period, the average NAV for Class A shares was $8.65. The NAV high was $8.79 and the low was $8.53, which means the NAV fluctuated no more than 1.6% from the average NAV for the period.

We have also maintained our emphasis on higher-quality municipal bonds because we believe lower-rated issues offer little advantage for the extra risks taken. As of May 31, 1998, roughly 96% of the Fund's holdings were rated investment grade with nearly 48% of these investments rated triple-A, the


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   1
highest rating. (Investment-grade bonds are those rated in one of the four highest ratings categories by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.)

As an intermediate-term municipal bond fund, the weighted average maturity of the Fund's securities will normally not exceed ten years. During the reporting period, we have maintained a weighted average maturity on the longer end of that scale at approximately 8.9 years because we expect that higher inflationary pressures should not emerge in the near term. Moreover, because real yields (i.e., the yield after subtracting the effects of inflation) on municipal bonds are historically high, we believe extending the Fund's weighted average maturity should help sustain its income stream.

We continue to follow an investment strategy that emphasizes high-quality issues, good call protection and broad sector diversification. Generally, we focus on the coupon, maturity and call features of the Fund's holdings rather than the specific purpose for which the bond is being issued. As of May 31, 1998, the Fund's assets were diversified over a variety of sectors including the following: education bonds (16.1%), general obligation bonds (15.0%) and hospital bonds (14.5%).

New York Economic Highlights

New York has finally begun to reap the benefits of the nation's ongoing economic expansion. In 1997, new job creation increased by roughly 1.2%. However, the Empire State still substantially lags the rest of the U.S. in job growth. Like many other regions, New York's economy continues to evolve from one dominated by manufacturing to a more services-oriented economy. In particular, the Empire State has benefited immensely from Wall Street's spectacular success in recent years. Strong stock market volume, high levels of merger and acquisition activity and a large volume of corporate underwriting has led to equally outstanding profit growth for many financial services firms. Wall Street's success has enabled New York City officials to project budget surpluses for the first time in years.

Market Update and Outlook

During the six months, covered by this report, domestic bond market performance was influenced primarily by a healthy economy with low inflation and the uncertainties that continue to cloud many of the world's major stock markets. Despite robust consumer demand and labor shortages in many areas, consumer prices remained fairly stable while wholesale prices for many key commodities, particularly oil, actually fell.

Just fifteen months ago, Federal Reserve Board Chairman Alan Greenspan warned against what he viewed as "irrational exuberance" in financial markets. Since that time, the economy has continued to expand, the stock market has soared to even


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders
greater heights and the unemployment rate touched historic lows. Yet, inflation has remained subdued. In a widely expected action, Federal Reserve ("Fed") policymakers emerged from their meeting on May 31, 1998 with no decision and let stand the 5.5% federal-funds rate, which has remained unchanged since March 1997. (The federal-funds rate is the interest rate banks charge each other for overnight loans and a closely watched indicator of the direction of interest rates.) While the Fed's motivation for its decision is not yet known, persistent weakness in Asian economies has undoubtedly made the Fed more cautious in its monetary policy.

Since the Asia crisis first began last summer, many investors began to shift their attention towards "safe haven" investments such as U.S. Treasury securities. This renewed demand helped push the yield on the bellwether 30-year U.S. Treasury bond, which moves in the opposite direction of its price, to a record low of 5.70% on January 12, 1998.

Foreign investors, who do not benefit from the tax advantages of municipal bonds, have been substantial buyers of U.S. Treasury notes and bonds. So far, municipal bonds have not fully participated in this market rally and, consequently, the yield spread between U.S. Treasury securities and municipal bonds has narrowed.

For example, the yield for 30-year U.S. Treasury bonds fell from 6.15% to 5.81% during the reporting period. Similarly, municipal bond yields have also declined, but not as sharply. According to the Bond Buyer 25-Bond Revenue Index, municipal bond yields have fallen from approximately 5.48% on December 4, 1997 to 5.39% on May 28, 1998.

One result of these historically low interest rates has been a record volume of municipal bond issuance. In the first quarter of 1998 alone, more than $68 billion of bonds were sold, representing an increase of roughly 70% from the same period last year. Many municipalities took advantage of the low interest rates by refinancing older, higher-coupon bonds. Moreover, the strength of the economy has filled state coffers and increased their debt capacity while the economic expansion has accelerated demand for more infrastructure improvements, many of which have been on hold in an era of fiscal conservatism.

While municipal bonds have tended to lag other bond markets, we believe this has created investment opportunities in the tax-exempt bond market. The massive issuance volume that we have witnessed recently has helped keep municipal bond yields from falling as much as their taxable counterparts. As noted above, this yield differential has widened in recent weeks and as of May 31, 1998, long-term municipal bonds yielded as much as roughly 92% of 30-year U.S. Treasury bonds. This means that many municipal issues currently offer a relatively competitive yield advantage over many other taxable fixed-income investments, especially for investors in the higher tax brackets.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   3

Municipal Bond Market Outlook

We remain optimistic on the prospects for the municipal bond market in the coming months. We believe our positive outlook is supported by the following factors:

     o The full impact of the Asian crisis on the U.S. economy has yet to be realized. As Asian companies attempt to recover, domestic companies will face fierce competition and that will tend to hold prices down and help to contain any emerging inflationary pressures. Moreover, there exists a significant possibility that the Asian economic and financial recovery will take longer than many investment professionals currently anticipate, therefore extending the disinflationary influence on the U.S. economy.

     o    The rate of inflation remains historically low.

     o The reduction of the federal budget, which should also reduce the need for federal borrowing.

In closing, thank you for your investment in the Smith Barney Intermediate Maturity New York Municipals Fund. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. Mclendon                    /s/ Peter M. Coffey

Heath B. McLendon                        Peter M. Coffey
Chairman                                 Vice President and
                                         Investment Officer

June 22, 1998


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

======================================================================================================
Historical Performance -- Class A Shares
======================================================================================================

                                   Net Asset Value
                              ------------------------
                                                                              Capital
                              Beginning         End           Income           Gain          Total
Period Ended                  of Period      of Period       Dividends      Distributions   Returns(1)
======================================================================================================
5/31/98                         $8.57          $8.65            $0.20           $0.00         3.29%+
------------------------------------------------------------------------------------------------------
11/30/97                         8.47           8.57             0.41            0.00         6.23
------------------------------------------------------------------------------------------------------
11/30/96                         8.48           8.47             0.41            0.00         4.85
------------------------------------------------------------------------------------------------------
11/30/95                         7.80           8.48             0.41            0.00        14.31
------------------------------------------------------------------------------------------------------
11/30/94                         8.54           7.80             0.40            0.02        (3.97)
------------------------------------------------------------------------------------------------------
11/30/93                         8.18           8.54             0.40            0.02         9.76
------------------------------------------------------------------------------------------------------
Inception* - 11/30/92            7.90           8.18             0.38            0.00         8.59+
======================================================================================================
Total                                                           $2.61           $0.04
======================================================================================================

======================================================================================================
Historical Performance -- Class C Shares
======================================================================================================

                                   Net Asset Value
                              ------------------------
                                                                              Capital
                              Beginning         End           Income           Gain           Total
Period Ended                  of Period      of Period       Dividends      Distributions    Returns(1)
======================================================================================================
5/31/98                         $8.57          $8.65            $0.19           $0.00         3.18%+
------------------------------------------------------------------------------------------------------
11/30/97                         8.47           8.57             0.39            0.00         6.00
------------------------------------------------------------------------------------------------------
11/30/96                         8.48           8.47             0.39            0.00         4.64
------------------------------------------------------------------------------------------------------
Inception* - 11/30/95            7.87           8.48             0.38            0.00        13.01+
======================================================================================================
Total                                                           $1.35           $0.00
======================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

======================================================================================================
Average Annual Total Return
======================================================================================================
                                                                               Without Sales Charge(1)
                                                                               -----------------------
                                                                                Class A       Class C
======================================================================================================
Six Months Ended 5/31/98+                                                        3.29%          3.18%
------------------------------------------------------------------------------------------------------
Year Ended 5/31/98                                                               8.05           7.82
------------------------------------------------------------------------------------------------------
Five Years Ended 5/31/98                                                         5.50            N/A
------------------------------------------------------------------------------------------------------
Inception* through 5/31/98                                                       6.58           7.64
======================================================================================================

======================================================================================================
                                                                                 With Sales Charge(2)
                                                                               -----------------------
                                                                                Class A       Class C
======================================================================================================
Six Months Ended 5/31/98+                                                        1.28%          2.18%
------------------------------------------------------------------------------------------------------
Year Ended 5/31/98                                                               5.91           6.82
------------------------------------------------------------------------------------------------------
Five Years Ended 5/31/98                                                         5.08            N/A
------------------------------------------------------------------------------------------------------
Inception* through 5/31/98                                                       6.25           7.64
======================================================================================================


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   5

======================================================================================================
Cumulative Total Return
======================================================================================================
                                                                               Without Sales Charge(1)
======================================================================================================
Class A (Inception* through 11/30/97)                                                    50.52%
------------------------------------------------------------------------------------------------------
Class C (Inception* through 11/30/97)                                                    29.34
======================================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A and C shares are December 31, 1991 and December 5, 1994, respectively.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================


               Growth of $10,000 Invested in Class A Shares of the
           Smith Barney Intermediate Maturity New York Municipals Fund
                vs. Lehman Brothers 10 Year Municipal Bond Index
            and Lipper Analytical Services, Inc. Peer Group Average+

--------------------------------------------------------------------------------
                            December 1991 -- May 1998


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                 Smith Barney
                 Intermediate         Lehman Brothers
                   Maturity               10 Year
                   New York           Municipal Bond           Lipper Peer
                  Municipals            Fund Index            Group Average
                 ------------         ---------------         -------------
12/31/91            $ 9,802               $10,000                $10,000
11/92               $10,644               $10,767                $10,685
11/93               $11,683               $12,028                $11,625
11/94               $11,219               $11,491                $11,230
11/95               $12,824               $13,623                $12,796
11/96               $13,447               $14,394                $13,383
11/97               $14,284               $15,410                $14,134
5/31/98             $14,754               $15,996                $14,567

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 1998. The Lehman Brothers 10 Year Municipal Bond Index is a broad-based index comprised of approximately 5,200 bonds totaling approximately $63 billion in market capitalization. The bonds are all municipal bonds with an average maturity of 9.8 years, an average yield of 4.93% and a duration of 7.08 years. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The Lipper Analytical Services, Inc. ("Lipper") Peer Group Average is an average of the Fund's peer group of mutual funds (24 funds as of May 31, 1998) investing in intermediate maturity New York tax-exempt bonds. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   7

================================================================================
Portfolio Highlights (unaudited)                                    May 31, 1998
================================================================================

Industry Breakdown


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


               Education                          16.1%
               General Obligation                 15.0%
               Government Facilities               5.3%
               Hospitals                          14.5%
               Industrial Development              8.1%
               Other                              13.9%
               Pollution Control                   3.3%
               Transportation                     13.4%
               Finance                             5.4%
               Water & Sewer                       5.0%


Summary of Investments by Combined Ratings

                                     Standard &                Percentage of
  Moody's           and/or             Poor's               Total Investments*
--------------------------------------------------------------------------------
   Aaa                                   AAA                         47.7%
   Aa                                    AA                          11.7
    A                                     A                          24.7
   Baa                                   BBB                         11.7
    B                                     B                           0.1
   NR                                    NR                           4.1
                                                                    -----
                                                                    100.0%
                                                                    =====


*    16.0% of total investments were rated by Fitch Investor Services Inc.:
     13.9% were A rated and 2.1% were BBB rated.


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

================================================================================================
Schedule of Investments (unaudited)                                                 May 31, 1998
================================================================================================

   FACE
  AMOUNT    RATING                  SECURITY                                           VALUE
================================================================================================
Education -- 16.1%
$   400,000   AAA       Albany City School District, Series B, MBIA-Insured,
                           6.000% due 12/15/00                                      $   420,500
    200,000   AAA       Canandaigua City School District, AMBAC-Insured,
                           6.400% due 6/1/99(a)                                         205,382
    200,000   AAA       Central Square Central School District, FGIC-Insured,
                           6.500% due 6/15/99                                           205,622
  1,000,000   A++       City University of New York COP, John Jay College,
                           6.000% due 8/15/06                                         1,095,000
    860,000   Aaa*      Huntington Union Free School District, FGIC-Insured,
                           5.500% due 7/15/11                                           924,500
  2,000,000   AAA       New York Educational Construction Fund, Series A,
                           MBIA-Insured, 6.500% due 4/1/04(a)                         2,230,000
                        New York State Dormitory Authority, Revenue Bonds:
    500,000   AAA          College and University Educational Loan, MBIA-Insured,
                             6.200% due 7/1/01(b)                                       530,625
    940,000   Aaa*         New York Law School, AMBAC-Insured,
                             5.200% due 7/1/08                                          991,700
    630,000   Aaa*         Nyack Union Free School District, FGIC-Insured,
                             5.250% due 12/15/15                                        653,625
  1,000,000   A-           State University Educational Facilities, 5.000%
                             due 5/15/10                                              1,015,000
    100,000   AAA       Wappingers Central School District, AMBAC-Insured,
                           6.250% due 12/1/99                                           103,750
------------------------------------------------------------------------------------------------
                                                                                      8,375,704
------------------------------------------------------------------------------------------------
Finance -- 5.4%
                        City of Troy, Municipal Assistance Corp., MBIA-Insured:
  1,080,000   AAA          Series A, 5.000% due 1/15/08                               1,119,150
  1,990,000   AAA          Series B, zero coupon bond to yield 5.945% due 1/15/19       696,500
  1,000,000   AAA       New York State Local Government Assistance Corp.,
                           Series B, MBIA-Insured, 5.000% due 4/1/18                    992,500
------------------------------------------------------------------------------------------------
                                                                                      2,808,150
------------------------------------------------------------------------------------------------
General Obligation -- 15.0%
                        Buffalo GO:
    100,000   AAA          FGIC-Insured, 5.800% due 2/1/00                              103,125
    205,000   AAA          Series A, MBIA-Insured, 5.900% due 4/1/01                    214,737
    385,000   AAA          Series B, MBIA-Insured, 5.900% due 4/1/01                    403,288
    250,000   AAA       Erie County Public Improvement Project, GO,
                           FGIC-Insured, 5.500% due 1/15/00                             256,563
    495,000   Baa*      Jamestown GO, Series A, 7.000% due 3/15/00                      517,275
  1,000,000   AA        Monroe County Public Improvement Project GO,
                           Series A, 6.000% due 3/1/18                                1,132,500
  1,000,000   AAA       Nassau County GO, Combined Sewer District,
                           Series E, MBIA-Insured, 5.400% due 5/1/10                  1,067,500
                        New York City GO:
  2,000,000   A++          Series A, 7.000% due 8/1/04(a)                             2,272,500


                        See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipal Fund                     9

================================================================================================
Schedule of Investments (unaudited)(continued)                                      May 31, 1998
================================================================================================

   FACE
  AMOUNT    RATING                  SECURITY                                           VALUE
================================================================================================
General Obligation -- 15.0% (continued)
$   455,000   A3*          Series B, 6.250% due 10/1/01                             $   483,437
     45,000   AAA          Series B, (Escrowed to maturity with U.S. government
                             securities), 6.250% due 10/1/01(c)                          48,038
    240,000   A3*          Series D, 7.700% due 2/1/11                                  268,800
    435,000   AAA       Niagara County GO, Environmental Infrastructure,
                           Series A, MBIA-Insured, 5.250% due 8/15/13                   451,856
                        Oyster Bay GO:
    425,000   Aa3*         5.000% due 2/1/14                                            429,781
    150,000   AAA          FGIC-Insured, Series C, 6.300% due 10/1/99                   154,688
------------------------------------------------------------------------------------------------
                                                                                      7,804,088
------------------------------------------------------------------------------------------------
Government Facilities -- 5.3%
                        New York State Urban Development, Correctional Facilities:
    595,000   A++          Series 3, 6.800% due 1/1/00                                  619,544
  1,900,000   A++          Series A, 6.500% due 1/1/09                                2,158,875
------------------------------------------------------------------------------------------------
                                                                                      2,778,419
------------------------------------------------------------------------------------------------
Hospitals -- 14.5%
     70,000   B1*       Monroe County IDA, Genesee Hospital,
                           Series A, 6.500% due 11/1/99                                  71,312
                        New York State Dormitory Authority, Revenue Bonds:
    215,000   AA           Genessee Valley, Series B, FHA-Insured, 6.300% due 8/1/02    233,275
    500,000   AA           Good Samaritan Hospital, 5.500% due 7/1/10                   530,625
    890,000   AAA          Long Beach Medical Center, MBIA/FHA-Insured,
                             5.550% due 8/1/15                                          922,262
  1,000,000   A++          Mental Health Services, 6.000% due 2/15/12                 1,102,500
    500,000   BBB++        Nyack Hospital, Series A, 6.250% due 7/1/13                  540,625
                           Presbyterian Hospital, AMBAC/FHA-Insured:
  1,000,000   AAA            4.750% due 8/1/16                                          953,750
  1,000,000   AAA            Series A, 5.500% due 2/15/07                             1,073,750
                        New York State Medical Care Facilities, Revenue Bonds:
    725,000   A-           Health Services Facility, 6.100% due 2/15/02                 769,406
                           Methodist Hospital, FHA-Insured:
    455,000   AA             Series A, 6.000% due 8/15/02                               484,575
    320,000   AA             Series C, 5.900% due 8/15/02                               336,400
    500,000   BBB       Port Jervis, IDA, Franciscan Health Partnership,
                           5.200% due 11/1/08                                           505,625
------------------------------------------------------------------------------------------------
                                                                                      7,524,105
------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 3.0%
  1,000,000   AA        New York State Housing Corp., (Battery Park City Project),
                        6.000% due 11/1/03                                            1,077,500
    425,000   Aa*       North Tonawanda Housing Development Corp.,
                           Mortgage Revenue, Bishop Gibbons, Series B,
                           FHA-Insured, 6.350% due 12/15/02                             453,156
------------------------------------------------------------------------------------------------
                                                                                      1,530,656
------------------------------------------------------------------------------------------------


                        See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

================================================================================================
Schedule of Investments (unaudited)(continued)                                      May 31, 1998
================================================================================================

   FACE
  AMOUNT    RATING                  SECURITY                                           VALUE
================================================================================================
Industrial Development -- 8.1%
$   535,000   A         Amherst Industrial Development Agency, Lease Revenue,
                           Multi-Surface Rink Complex, Series A, LOC Keybank,
                           5.050% due 10/1/05                                       $   541,018
    500,000   BBB++      New York City IDA, Civil Facilities Revenue,
                           (YMCA Greater NY Project), 6.000% due 8/1/07                 541,250
  1,000,000   A         Syracuse Industrial Development Agency, Civic Facilities
                           Revenue, (Crouse Health Inc. Project), 5.000% due 1/1/10     993,750
                        Westchester County IDA:
  1,000,000   AAA          Resource Recovery Revenue, (Westchester Resco Co.
                             Project), AMBAC-Insured, 6.000% due 7/1/09(b)            1,102,500
    985,000   NR           Revenue Bonds, (AGR Realty Company Project),
                             5.750% due 1/1/02                                        1,018,244
------------------------------------------------------------------------------------------------
                                                                                      4,196,762
------------------------------------------------------------------------------------------------
Life Care Systems -- 2.7%
    750,000   AA        New York State Dormitory Authority Revenue, Hebrew
                           Home for the Aged, FHA-Insured, 5.625% due 2/1/17            796,875
    610,000   AA        Oswego County, Industrial Development Agency, Civic
                           Facility Revenue, (Seneca Hill Project), Series A,
                           FHA-Insured, 5.550% due 8/1/22                               626,013
------------------------------------------------------------------------------------------------
                                                                                      1,422,888
------------------------------------------------------------------------------------------------
Miscellaneous -- 5.9%
    500,000   A         Capital District Youth Center Lease Revenue,
                           LOC Key Bank, 6.000% due 2/1/17                              525,000
                        New York State Municipal Bond Bank Agency,
                           Special Program Revenue:
    925,000   BBB+           Buffalo, Series A, 6.500% due 3/15/00                      957,375
    250,000   A+             Rochester, Series A, 6.300% due 3/15/00                    258,125
  1,440,000   AAA       Puerto Rico, Electric Power Authority Revenue,
                           Series EE, MBIA-Insured, 4.500% due 7/1/18                 1,342,800
------------------------------------------------------------------------------------------------
                                                                                      3,083,300
------------------------------------------------------------------------------------------------
Pollution Control -- 3.3%
                        New York State Environmental Facilities Corp., PCR:
    105,000   Baa1*        Resource Recovery Revenue, (Huntington Project),
                             7.375% due 10/1/99(b)                                      108,675
    500,000   AAA          Series A, 5.950% due 3/15/02                                 532,500
    245,000   Baa*      North Country Development Authority, Solid Waste
                           Management Systems Revenue, Series A, 6.500% due 7/1/01      256,562
    800,000   Baa*      Oneida-Herkimer Solid Waste Management Authority,
                           6.300% due 4/1/01                                            829,000
------------------------------------------------------------------------------------------------
                                                                                      1,726,737
------------------------------------------------------------------------------------------------
Pre-Refunded -- 0.6%
    295,000   AAA       North Country Development Authority, Solid Waste
                           Management Systems Revenue, Series A,
                           (Call 7/1/99 @ 102), 6.500% due 7/1/01(c)                    309,083
------------------------------------------------------------------------------------------------


                        See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipal Fund                    11

================================================================================================
Schedule of Investments (unaudited)(continued)                                      May 31, 1998
================================================================================================

   FACE
  AMOUNT    RATING                  SECURITY                                           VALUE
================================================================================================
Public Facilities -- 1.2%
$   600,000   AAA       Puerto Rico Public Buildings Authority, Public Education
                           and Health Facilities Refunding, Series K, FGIC-Insured,
                           6.000% due 7/1/01                                        $   635,250
------------------------------------------------------------------------------------------------
Transportation -- 13.4%
    560,000   BBB       Guam Transportation Authority Revenue, Series A,
                           5.700% due 10/1/01                                           582,400
    200,000   BBB+      Metropolitan Transportation Authority, New York Service
                           Contract, Transit Facilities, Series 5, 6.250% due 7/1/99    204,586
  1,000,000   BBB+      New York State Thruway Authority, Service Contract,
                           Local Highway and Bridges, 6.000% due 4/1/02               1,061,250
    600,000   AAA       Niagara Falls Bridge Commission Toll Revenue, Series B,
                           FGIC-Insured, 5.250% due 10/1/15                             629,250
  2,000,000   AAA       Niagara Frontier Transportation Authority, Greater Buffalo
                           International Airport, Series B, AMBAC-Insured,
                           5.750% due 4/1/04(b)                                       2,152,500
  1,000,000   NR        Port Authority of New York & New Jersey, Revenue Bonds,
                           6.750% due 10/1/11(b)                                      1,118,750
    670,000   A         Syracuse COP, Hancock International Airport,
                           6.300% due 1/1/02(b)                                         716,900
    500,000   AAA       Triborough Bridge & Tunnel Authority, Special Obligation
                           Refunding, Series A, MBIA-Insured, 6.100% due 1/1/00         516,875
------------------------------------------------------------------------------------------------
                                                                                      6,982,511
------------------------------------------------------------------------------------------------
Utilities -- 0.5%
    250,000   AAA       New York State Power Authority Revenue & General
                           Purpose, Series Z, (Escrowed to maturity with
                           U.S. government securities), 5.850% due 1/1/00(c)            257,188
------------------------------------------------------------------------------------------------
Water & Sewer -- 5.0%
  1,390,000   AAA       Suffolk County Southwest Sewer District GO,
                           MBIA-Insured, 6.000% due 2/1/07                            1,534,212
  1,000,000   AAA       Suffolk County Water Authority, Waterworks Revenue,
                           MBIA-Insured, 5.100% due 6/1/09                            1,046,250
------------------------------------------------------------------------------------------------
                                                                                      2,580,462
------------------------------------------------------------------------------------------------
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $49,348,177**)                                     $52,015,303
================================================================================================

(a)  Security segregated by Custodian for open purchase commitment.

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c) Pre-refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment adviser to be triple-A rated even if the issuer has not applied for new ratings.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 13 and 14 for definition of ratings and certain security descriptions.

                        See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's") and those identified by a double dagger (++) are rated by Fitch Investor Services, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:


Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB  --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa  --   Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   --   Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    --   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  --   Bonds that are rated "Baa" are considered as medium grade
          obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   --   Bonds that are rated "Ba" are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    --   Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   13

================================================================================
  Bond Ratings (unaudited)(continued)
================================================================================

Fitch -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major ratings categories.

A    --   Bonds which are rated "A" are considered to be investment grade and of high quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

BBB  --   Bonds which are rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds or preferred will fall below investment grade is higher than for securities with higher ratings.

NR   --   Indicates that the bond is not rated by Standard & Poor's, Moody's or
          Fitch.

================================================================================
  Security Descriptions (unaudited)
================================================================================

ABAG    -- Association of Bay Area Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond Assurance Corporation
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance Company
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse Coupon Security
PCR     -- Pollution Control Revenue
RIBS    -- Residual Interest Bonds
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand
VRWE    -- Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                     May 31, 1998
================================================================================

ASSETS:
  Investments, at value (Cost -- $49,348,177)                       $52,015,303
  Interest receivable                                                   812,464
  Receivable from investment advisor                                     22,318
  Receivable for Fund shares sold                                         2,000
--------------------------------------------------------------------------------
  Total Assets                                                       52,852,085
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                     206,694
  Payable to the bank                                                    61,844
  Investment advisory fees payable                                        5,925
  Administrative fees payable                                             3,950
  Distribution fees payable                                               1,171
  Accrued expenses                                                       48,594
--------------------------------------------------------------------------------
  Total Liabilities                                                     328,178
--------------------------------------------------------------------------------
Total Net Assets                                                    $52,523,907
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     6,072
  Capital paid in excess of par value                                51,231,281
  Overdistributed net investment income                                 (14,378)
  Accumulated net realized loss from security transactions           (1,366,194)
  Net unrealized appreciation of investments                          2,667,126
--------------------------------------------------------------------------------
Total Net Assets                                                    $52,523,907
================================================================================
Shares Outstanding:
  Class A                                                             5,810,963
  ------------------------------------------------------------------------------
  Class C                                                               260,746
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A                                                                 $8.65
  ------------------------------------------------------------------------------
  Class C                                                                 $8.65
  ------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 2.04% of net asset value per share)               $8.83
================================================================================

* Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   15

================================================================================
Statement of Operations (unaudited)
================================================================================

For the Six Months Ended May 31, 1998

INVESTMENT INCOME:
   Interest                                                         $ 1,379,083
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                     77,834
   Administration fees (Note 2)                                          51,889
   Distribution fees (Note 2)                                            41,189
   Trustees' fees                                                        16,307
   Registration fees                                                     15,596
   Shareholder and system servicing fees                                 15,348
   Shareholder communications                                            14,961
   Audit and legal                                                       12,467
   Pricing service fees                                                   4,787
   Custody                                                                1,574
   Other                                                                  1,838
--------------------------------------------------------------------------------
   Total Expenses                                                       253,790
   Less: Investment advisory and administration fee waiver (Note 2)     (70,051)
--------------------------------------------------------------------------------
   Net Expenses                                                         183,739
--------------------------------------------------------------------------------
Net Investment Income                                                 1,195,344
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 5):
   Realized Gain From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             23,901,546
     Cost of securities sold                                         23,773,549
--------------------------------------------------------------------------------
   Net Realized Gain                                                    127,997
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                              2,317,680
     End of period                                                    2,667,126
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                              349,446
--------------------------------------------------------------------------------
Net Gain on Investments                                                 477,443
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 1,672,787
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended May 31, 1998 (unaudited) and the Year Ended November 30, 1997

                                                                 1998            1997
=========================================================================================
OPERATIONS:
   Net investment income                                     $ 1,195,344     $ 2,420,302
   Net realized gain                                             127,997         368,879
   Increase in net unrealized appreciation                       349,446         246,219
-----------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                      1,672,787       3,035,400
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                      (1,196,150)     (2,440,417)
-----------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                            (1,196,150)     (2,440,417)
-----------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net proceeds from sale of shares                            3,497,761       6,793,709
   Net asset value of shares issued
     for reinvestment of dividends                               678,906       1,673,162
   Cost of shares reacquired                                  (3,171,045)     (8,566,882)
-----------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                                   1,005,622        (100,011)
-----------------------------------------------------------------------------------------
Increase in Net Assets                                         1,482,259         494,972
NET ASSETS:
   Beginning of period                                        51,041,648      50,546,676
-----------------------------------------------------------------------------------------
   End of period*                                            $52,523,907     $51,041,648
=========================================================================================
* Includes overdistributed net investment income of:            $(14,378)       $(13,572)
=========================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                  17

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

Smith Barney Intermediate Maturity New York Municipals Fund ("Fund") is a separate non-diversified investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds:
Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney S&P 500 Index Fund and Smith Barney Mid Cap Blend Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports with the exception of the Smith Barney Mid Cap Blend Fund which began operation after May 31, 1998.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; investment advisory fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

2.   Investment Advisory Agreement, Administration Agreement and Other
     Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 1998, MMC waived $42,031 of its investment advisory fee.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 1998, MMC waived $28,020 of its administration fee.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares. For the six months ended May 31, 1998, SB received sales charges of approximately $31,000 on purchases of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within one year from initial purchase. For the six months ended May 31, 1998, CDSCs paid to SB were approximately:

                                                        Class A       Class C
================================================================================
CDSCs                                                   $3,000         $4,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and C shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.20% of the average daily net assets. For the six months ended May 31, 1998, total Distribution Plan fees incurred were:

                                                        Class A       Class C
================================================================================
Distribution Plan Fees                                  $37,213        $3,976
================================================================================

All officers and one Trustee of the Fund are employees of SB.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   19

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

3.   Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.   Fund Concentration

Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible concentration risk, associated with economic, political or legal developments or industrial or regional matters specifically affecting New York.

5.   Investments

For the six months ended May 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $24,919,222
--------------------------------------------------------------------------------
Sales                                                                23,901,546
================================================================================

At May 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 2,667,235
Gross unrealized depreciation                                              (109)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 2,667,126
================================================================================

6.   Capital Loss Carryforward

At November 30, 1997, the Fund had, for Federal income tax purposes, approximately $1,492,000 of loss carryforwards available to offset any future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of the expiration for each carryforward loss is indicated below:

                                         2002            2003            2004
================================================================================
Carryforward Amounts                  $1,079,000       $337,000         $76,000
================================================================================


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)(continued)
================================================================================

7.   Shares of Beneficial Interest

As of May 31, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At May 31, 1998, total paid-in capital amounted to the following for each class:

                                                        Class A        Class C
================================================================================
Total Paid-in Capital                                 $49,039,021     $2,198,332
================================================================================


Transactions in shares of each class were as follows:

                                      Six Months Ended                  Year Ended
                                        May 31, 1998                 November 30, 1997
                                   ----------------------        ------------------------
                                    Shares        Amount          Shares        Amount
=========================================================================================
Class A
Shares sold                         356,340    $ 3,070,972        643,354    $ 5,438,395
Shares issued on reinvestment        74,510        644,618        190,347      1,608,270
Shares redeemed                    (307,804)    (2,661,694)      (973,016)    (8,214,846)
-----------------------------------------------------------------------------------------
Net Increase (Decrease)             123,046    $ 1,053,896       (139,315)   $(1,168,181)
=========================================================================================
Class C
Shares sold                          49,288    $   426,789        159,656    $ 1,355,314
Shares issued on reinvestment         3,963         34,288          7,671         64,892
Shares redeemed                     (58,818)      (509,351)       (41,737)      (352,036)
-----------------------------------------------------------------------------------------
Net Increase (Decrease)              (5,567)   $   (48,274)       125,590    $ 1,068,170
=========================================================================================


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   21

================================================================================
Notes to Financial Statements (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                          1998(1)          1997           1996           1995           1994           1993
===========================================================================================================================
Net Asset Value,
  Beginning of Period                   $8.57            $8.47          $8.48          $7.80          $8.54          $8.18
---------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (2)              0.20             0.41           0.41           0.41           0.40           0.40
  Net realized and
    unrealized gain (loss)               0.08             0.10          (0.01)          0.68          (0.72)          0.38
---------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                        0.28             0.51           0.40           1.09          (0.32)          0.78
---------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.20)           (0.41)         (0.41)         (0.41)         (0.40)         (0.40)
  Net realized gains                       --               --             --             --          (0.02)         (0.02)
---------------------------------------------------------------------------------------------------------------------------
Total Distributions                     (0.20)           (0.41)         (0.41)         (0.41)         (0.42)         (0.42)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $8.65            $8.57          $8.47          $8.48          $7.80          $8.54
---------------------------------------------------------------------------------------------------------------------------
Total Return                             3.29%++          6.23%          4.85%         14.31%         (3.97)%         9.76%
---------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)      $50,269          $48,759        $49,355        $52,568        $62,090        $67,230
---------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                           0.71%+           0.67%          0.66%          0.65%          0.65%          0.65%
  Net investment income                  4.67+            4.83           4.86           5.01           4.77           4.59
---------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    45%              52%            67%            --             68%            22%
===========================================================================================================================

(1)  For the six months ended May 31, 1998 (unaudited).

(2) The investment adviser has waived all or part of its fees for the five years ended November 30, 1997. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                      Per Share Decreases to                            Expense Ratios
                       Net Investment Income                         Without Fee Waivers
              ---------------------------------------      ---------------------------------------
              1998   1997   1996   1995   1994   1993      1998   1997   1996   1995   1994   1993
              ----   ----   ----   ----   ----   ----      ----   ----   ----   ----   ----   ----
Class A      $0.01  $0.03  $0.04  $0.03  $0.03  $0.04      0.97+  0.98%  1.08%  0.97%  0.98%  1.10%

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                                  1998(1)         1997          1996          1995(2)
===================================================================================================
Net Asset Value, Beginning of Period            $8.57           $8.47         $8.48         $7.87
---------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                       0.19            0.39          0.39          0.38
  Net realized and unrealized gain (loss)        0.08            0.10         (0.01)         0.61
---------------------------------------------------------------------------------------------------
Total Income From Operations                     0.27            0.49          0.38          0.99
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.19)          (0.39)        (0.39)        (0.38)
---------------------------------------------------------------------------------------------------
Total Distributions                             (0.19)          (0.39)        (0.39)        (0.38)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $8.65           $8.57         $8.47         $8.48
---------------------------------------------------------------------------------------------------
Total Return                                     3.18%++         6.00%         4.64%        13.01%++
---------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)               $2,255          $2,283        $1,192          $393
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                    0.92%+          0.89%         0.88%         0.86%+
  Net investment income                          4.45+           4.61          4.64          4.74+
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            45%             52%           67%           --
===================================================================================================

(1)  For the six months ended May 31, 1998 (unaudited).

(2)  For the period from December 5, 1994 (inception date) to November 30, 1995.

(3) The investment adviser has waived all or part of its fees for the two years ended November 30, 1997 and the period ended November 30, 1995. If such fees were not waived, the per share effect on net investment income and expense ratios would have been as follows:

              Per Share Decreases to                   Expense Ratios
               Net Investment Income                 Without Fee Waivers
            ----------------------------        -----------------------------
            1998    1997    1996    1995        1998     1997    1996    1995
            ----    ----    ----    ----        ----     ----    ----    ----
Class C     $0.01   $0.03   $0.02   $0.03       1.20%+   1.20%   1.30%   1.19%+

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   23

================================================================================
Additional Shareholder Information (unaudited)
================================================================================

     On February 6, 1998 a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

     1.   To elect Trustees of the Trust; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

     The results of the vote on Proposal 1 were as follows:

                          Shares Voted    Percentage    Shares Voted    Percentage
Name of Trustees               For       Shares Voted      Against     Shares Voted
===================================================================================
Herbert Barg             22,978,059.782     97.961%     478,327.074        2.039%
Alfred J. Bianchetti     22,968,583.475     97.920      487,803.381        2.080
Martin Brody             22,972,548.241     97.937      483,838.615        2.063
Dwight B. Crane          23,013,405.483     98.111      442,981.373        1.889
Burt N. Dorsett          23,007,677.873     98.087      448,708.983        1.913
Elliot S. Jaffe          22,981,247.160     97.974      475,139.696        2.026
Stephen E. Kaufman       22,999,681.445     98.053      456,705.411        1.947
Joseph J. McCann         23,011,195.450     98.102      445,191.406        1.898
Heath B. McLendon        23,010,138.021     98.098      446,248.835        1.902
Cornelius C. Rose, Jr.   23,006,201.971     98.081      450,184.885        1.919
===================================================================================

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by shareholders.

Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Trustees).

================================================================================
M    Industry Concentration                                            Approved
--------------------------------------------------------------------------------
M    Borrowing                                                         Approved
--------------------------------------------------------------------------------
E    Ability to Pledge Assets                                          Approved
--------------------------------------------------------------------------------
M    Lending by the Fund                                               Approved
--------------------------------------------------------------------------------
M    Underwriting of Securities                                        Approved
--------------------------------------------------------------------------------
R    Margin and the Short Sales of Securities                          Approved
--------------------------------------------------------------------------------
M    Real Estate                                                       Approved
--------------------------------------------------------------------------------
R    Investments in Oil, Gas and Mineral Exploration                   Approved
--------------------------------------------------------------------------------
E    Limiting Investments to Certain Enumerated Instruments            Approved
--------------------------------------------------------------------------------
R    Purchase or Sale of Puts, Calls, and Combinations Thereof         Approved
================================================================================


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
Additional Shareholder Information (unaudited)(continued)
================================================================================

     The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Trust on all proposals.

                    Percentage                          Percentage                           Percentage
Shares Voted         of Shares       Shares Voted        of Shares          Shares            of Shares
     For               Voted            Against            Voted          Abstaining          Abstained
=======================================================================================================
2,701,751.905         87.002%         52,776.990          1.700%          350,854.417          11.298%
=======================================================================================================


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity New York Municipals Fund                   25

Smith Barney                                                       SMITH BARNEY
Intermediate                                                       ------------
Maturity New York
Municipals Fund                               A Member of TravelersGroup [LOGO]


Trustees                               Investment Adviser and Administrator
Herbert Barg                           Mutual Management Corp.
Alfred J. Bianchetti
Martin Brody                           Distributor
Dwight B. Crane                        Smith Barney Inc.
Burt N. Dorsett
Elliot S. Jaffe                        Custodian
Stephen E. Kaufman                     PNC Bank, N.A.
Joseph J. McCann
Heath B. McLendon, Chairman            Shareholder
Cornelius C. Rose, Jr.                 Servicing Agent
                                       First Data Investor Services Group, Inc.
James J. Crisona, Emeritus             P.O. Box 9134
                                       Boston, MA 02205-9134
Officers
Heath B. McLendon                      This report is submitted for the general
Chief Executive Officer                information of the shareholders of Smith
                                       Barney Intermediate Maturity New York
Lewis E. Daidone                       Municipals Fund. It is not authorized
Senior Vice President                  for distribution to prospective
and Treasurer                          investors unless accompanied or preceded
                                       by a current Prospectus for the Fund,
Peter M. Coffey                        which contains information concerning
Vice President and                     the Fund's investment policies and
Investment Officer                     expenses as well as other pertinent
                                       information.
Thomas M. Reynolds
Controller                             Smith Barney
                                       Intermediate Maturity
Christina T. Sydor                     New York
Secretary                              Municipals Fund
                                       388 Greenwich Street
                                       New York, New York 10013

                                       www.smithbarney.com


                                       FD2401  7/98

                    [LOGO]

                    Smith Barney
                    Intermediate
                    Maturity
                    California
                    Municipals Fund

                    ------------------
                    SEMI-ANNUAL REPORT
                    ------------------

                    May 31, 1998

             [LOGO] Smith Barney Mutual Funds
                    Investing for your future.
                    Every day.(SM)

Smith Barney                       [PHOTO]                  [PHOTO]
Intermediate
Maturity
California                         Heath B.                 Joseph P.
Municipals Fund                    McLendon                 Deane
                                   Chairman                 Vice President and
                                                            Investment Officer

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Intermediate Maturity California Municipals Fund ("Fund") for the period ended May 31, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow.

Fund's Performance Update

For the six-months ended May 31, 1998, the Class A shares of the Fund generated a total return of 2.82% which was roughly in line with the Fund's Lipper Analytical Services Inc. California intermediate-term municipals peer group average total return of 2.87% for the same period. (Lipper is a major independent fund-tracking organization.)

In addition, the Fund paid income dividends totaling $0.19 per Class A share during the reporting period. Based on a net asset value ("NAV") of $8.71 as of May 31, 1998, and a current monthly income dividend rate of approximately $0.0338 per Class A share, this equates to an annualized distribution rate of 4.66%. For a California resident in the combined effective state and federal income tax bracket of 41.95%, the Fund's tax-free yield of 4.66% is equivalent to a taxable yield of 8.03%. (This figure assumes an investor is in the federal income tax bracket of 36%.)

Market Update and Portfolio Strategy

The year under review has seen a clear dichotomy develop between domestic and international pressures on the bond markets. Recently, the weakness in Southeast Asia has kept inflationary pressures low and has provided a soft economic backdrop, which in turn has helped to support bond prices. With respect to the U.S. economy, the data has been quite different and indicates continued economic growth, tight labor markets and some signs of higher inflationary pressures. These conditions would normally point to a Federal


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 1

Reserve Board ("Fed") tightening of short-term interest rates and weakening bond prices. However, Asia's problems have put Fed monetary policy temporarily on hold and have created a classic standoff between the bulls and the bears. Some investors may perceive this standoff as relative calm in a market that is actually more turbulent than it may appear. While the market may seem calm on the surface, pressures from both viewpoints are building. We expect that one side will ultimately prevail and become dominant, probably before the end of the year. In our opinion, current domestic concerns should outweigh foreign considerations among Fed policy-makers.

California Economic Highlights

Despite growing problems in Southeast Asia, California's economy has continued to gain momentum. Although almost half of all goods manufactured in California find their way to Southeast Asia, sales to that region have been quite stable. Furthermore, exports from California to other areas, particularly Mexico and Canada, have experienced solid gains. Low unemployment and higher personal income levels have also helped increase State budget coffers. In fact, the Golden State is currently enjoying a $1.6 billion budget surplus.

Fund's Investment Strategy

The yield curve has become extremely flat in the last few months. (The yield curve shows the difference between short- and long-term yields.) That means there is little extra yield being offered by owning longer maturity bonds and taking on the added risks of higher interest rate volatility.

We have maintained our seven-year average maturity in the Fund while remaining as fully invested as possible. This strategy should allow us to limit our interest rate exposure while helping to protect our dividend income. This is a conservative investment strategy and because of currently low interest rates, we believe that it is a prudent course of action.

During the past year, the Fund focused on transportation bonds (16.0%), housing bonds (15.4%) and hospital bonds (13.3%) because we believed they offered good relative values. In addition, as of May 31, 1998, approximately 98% of the Fund's holdings were rated investment grade by either Standard & Poor's Ratings Group or Moody's Investors Services Inc., with about 56% of the Fund's holdings invested in AAA bonds, the highest possible rating. (Investment-grade bonds are those rated in one of the four highest ratings categories by nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.)


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders

Municipal Bond Market Outlook

Municipal bonds today trade at approximately 90% of 30-year U.S. Treasury bonds, which is an extremely attractive after-tax spread. U.S. Treasury bond rates have been pushed down by several forces, but most recently by foreign capital exiting Asia in a "flight to quality." Because these foreign investors do not gain any benefit from tax-exempt income, municipal bonds have not appreciated as much as U.S. Treasurys of late. It also means that when the tide turns, the Fund's lower key and more defensive investment strategy should hold us in good stead in any future market sell-off.

We have also seen a significant increase in the volume of new issues in the municipal bond market taking advantage of historically low interest rates. We believe the municipal market is comparatively inexpensive and provides us with a broad spectrum of securities to choose from. For us, that means the issues we will consider will probably remain high in credit quality and somewhat shorter in maturity than in past market cycles.

In closing, thank you for your investment in the Smith Barney Intermediate Maturity California Municipals Fund. We look forward to continuing to help you achieve your financial goals.

Sincerely,


/s/ HEATH B. MCLENDON                    /s/ JOSEPH P. DEANE


Heath B. McLendon                        Joseph P. Deane
Chairman                                 Vice President and
                                         Investment Officer

June 22, 1998


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  3

======================================================================================================
  Historical Performance -- Class A Shares
======================================================================================================
                                 Net Asset Value
                              ------------------------
                              Beginning         End           Income           Capital       Total
Period Ended                  of Period      of Period       Dividends          Gains       Returns(1)
======================================================================================================
5/31/98                         $8.66          $8.71            $0.19           $0.00         2.82%+
------------------------------------------------------------------------------------------------------
11/30/97                         8.55           8.66             0.40            0.00         6.13
------------------------------------------------------------------------------------------------------
11/30/96                         8.53           8.55             0.40            0.00         5.05
------------------------------------------------------------------------------------------------------
11/30/95                         7.80           8.53             0.40            0.00        14.84
------------------------------------------------------------------------------------------------------
11/30/94                         8.50           7.80             0.39            0.01        (3.65)
------------------------------------------------------------------------------------------------------
11/30/93                         8.04           8.50             0.39            0.00        10.70
------------------------------------------------------------------------------------------------------
Inception*-11/30/92              7.90           8.04             0.35            0.00         6.33+
======================================================================================================
Total                                                           $2.52           $0.01
======================================================================================================
======================================================================================================
  Historical Performance -- Class C Shares
======================================================================================================
                                 Net Asset Value
                              ------------------------
                              Beginning         End           Income           Capital       Total
Period Ended                  of Period      of Period       Dividends          Gains       Returns(1)
======================================================================================================
5/31/98                         $8.65          $8.70            $0.18           $0.00         2.72%+
------------------------------------------------------------------------------------------------------
11/30/97                         8.54           8.65             0.38            0.00         5.92
------------------------------------------------------------------------------------------------------
11/30/96                         8.52           8.54             0.38            0.00         4.84
------------------------------------------------------------------------------------------------------
11/30/95                         7.80           8.52             0.38            0.00        14.36
------------------------------------------------------------------------------------------------------
Inception*-11/30/94              7.76           7.80             0.02            0.00         0.72+
======================================================================================================
Total                                                           $1.34           $0.00
======================================================================================================
======================================================================================================
  Historical Performance -- Class Y Shares
======================================================================================================
                                 Net Asset Value
                              ------------------------
                              Beginning         End           Income           Capital       Total
Period Ended                  of Period      of Period       Dividends          Gains       Returns(1)
======================================================================================================
5/31/98                         $8.66          $8.72            $0.20           $0.00         3.03%+
------------------------------------------------------------------------------------------------------
11/30/97                         8.56           8.66             0.42            0.00         6.20
------------------------------------------------------------------------------------------------------
11/30/96                         8.54           8.56             0.41            0.00         5.22
------------------------------------------------------------------------------------------------------
Inception*-11/30/95              8.39           8.54             0.09            0.00         2.92+
======================================================================================================
Total                                                           $1.12           $0.00
======================================================================================================


It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

================================================================================
  Average Annual Total Return
================================================================================
                                                    Without Sales Charge(1)
                                               ---------------------------------
                                               Class A     Class C     Class Y
================================================================================
Six Months Ended 5/31/98+                       2.82%        2.72%       3.03%
--------------------------------------------------------------------------------
Year Ended 5/31/98                              7.60         7.38        7.78
--------------------------------------------------------------------------------
Five Years Ended 5/31/98                        5.68          N/A         N/A
--------------------------------------------------------------------------------
Inception* through 5/31/98                      6.44         7.96        6.41
================================================================================
                                                     With Sales Charge(2)
                                               ---------------------------------
                                               Class A     Class C     Class Y
================================================================================
Six Months Ended 5/31/98+                         0.73%        1.72%       3.03%
--------------------------------------------------------------------------------
Year Ended 5/31/98                                5.48         6.38        7.78
--------------------------------------------------------------------------------
Five Years Ended 5/31/98                          5.26          N/A         N/A
--------------------------------------------------------------------------------
Inception* through 5/31/98                        6.11         7.96        6.41
================================================================================
================================================================================
  Cumulative Total Return
================================================================================
                                                   Without Sales Charge(1)
================================================================================
Class A (Inception* through 5/31/98)                          49.31%
--------------------------------------------------------------------------------
Class C (Inception* through 5/31/98)                          31.38
--------------------------------------------------------------------------------
Class Y (Inception* through 5/31/98)                          18.49
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class C shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.00% and Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, C and Y shares are December 31, 1991, November 8, 1994 and September 8, 1995, respectively.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 5

================================================================================
  Historical Performance (unaudited)
================================================================================

               Growth of $10,000 Invested in Class A Shares of the
          Smith Barney Intermediate Maturity California Municipals Fund
                vs. Lehman Brothers 10-Year Municipal Bond Index
            and Lipper Analytical Services, Inc. Peer Group Average+
--------------------------------------------------------------------------------
                            December 1991 -- May 1998

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                       Smith Barney
                  Lehman Brothers      Intermediate       Lipper Analytical
                      10-Year            Maturity          Services, Inc.
                     Municipal          California           Peer Group
                    Bond Index        Municipals Fund          Average
                    ----------        ---------------          -------
12/31/91              9,802               10,000               10,000
11/92                10,422               10,767               10,623
11/93                11,537               12,028               11,682
11/94                11,116               11,491               11,246
11/95                12,767               13,623               12,910
11/96                13,412               14,394               13,566
11/97                14,233               15,410               14,307
5/31/98              14,635               15,996               14,718

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on December 31, 1991, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 1998. The Lehman Brothers 10-Year Municipal Bond Index ("Index") is a broad-based index which includes about 5,200 bonds totaling approximately $63 billion in market capitalization. The Lipper Analytical Services, Inc. Peer Group Average is composed of an average of the Fund's peer group of mutual funds (34 funds as of May 31, 1998) investing in intermediate maturity California tax-exempt bonds. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


--------------------------------------------------------------------------------
6                                       1998 Semi-Annual Report to Shareholders

================================================================================
  Portfolio Highlights (unaudited)                                 May 31, 1998
================================================================================

Portfolio Breakdown

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

               Water & Sewer                  9.0%
               Transportation                16.0%
               Tax Allocation                 6.0%
               Solid Waste                    6.1%
               Miscellaneous                 21.0%
               Education                      8.2%
               General Obligation             5.0%
               Hospital                      13.3%
               Housing                       15.4%

Summary of Municipal Bonds And Short-Term Tax Exempt
Investments by Combined Ratings

                                     Standard &                Percentage of
  Moody's           and/or             Poor's                Total Investments
--------------------------------------------------------------------------------
   Aaa                                   AAA                       56.2%
   Aa                                    AA                        13.8
    A                                     A                        12.8
   Baa                                   BBB                       15.4*
   NR                                    NR                         1.5
P-1/VMIG 1                            A-1/SP-1                      0.3
                                                                  -----
                                                                  100.0%
                                                                  =====

*    0.36% of investments were rated by Fitch Investors Services, Inc.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  7

===============================================================================================
  Schedule of Investments (unaudited)                                              May 31, 1998
===============================================================================================
   FACE
  AMOUNT    RATINGS                      SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------
Education -- 8.2%
                    California Educational Facilities Authority, Revenue Bonds:
$ 945,000   AAA       College of Osteopathic Medicine,
                        CONNIE LEE-Insured, 5.550% due 6/1/06                        $1,008,787
  320,000   A1*       Loyola Marymount University, Series B,
                        6.300% due 10/1/03                                              353,200
  200,000   A2*       Mills College, (Escrowed to Maturity with
                        U.S. government securities), 6.500% due 9/1/02(a)               218,500
  500,000   AA        University of Southern California, 5.300% due 10/1/04             529,375
  285,000   AAA     Kern High School District, Series C, MBIA-Insured,
                      (Escrowed to Maturity with U.S. government securities),
                      8.750% due 8/1/03                                                 346,631
-----------------------------------------------------------------------------------------------
                                                                                      2,456,493
-----------------------------------------------------------------------------------------------
General Obligation -- 5.0%
  200,000   A+      California State GO, 6.000% due 9/1/03                              217,250
1,250,000   AAA     California State GO, Veteran's Bonds, FSA-Insured,
                      4.950% due 12/1/08(b)                                           1,265,625
-----------------------------------------------------------------------------------------------
                                                                                      1,482,875
-----------------------------------------------------------------------------------------------
Hospital -- 13.3%
  255,000   AAA     Arlington Community Hospital Corp., Parkview Community
                      Hospital, First Mortgage Revenue, (Escrowed to Maturity
                      with U.S. government securities), 8.000% due 6/1/04               282,094
                    California Health Facilities Financing Authority:
  200,000   AAA       Adventist Health System/West Agency, Series B,
                        MBIA-Insured, 6.150% due 3/1/99                                 203,418
1,000,000   AAA       Mills-Peninsula, CONNIE LEE-Insured,
                        5.300% due 1/15/05                                            1,048,750
  200,000   AA-       Sisters of Providence, 6.200% due 10/1/03                         217,250
  400,000   NR        St. Elizabeth's Hospital Project, (Pre-Refunded -- Escrowed
                        with U.S. government securities to 11/5/02 Call @ 102),
                        5.900% due 11/15/03(a)                                          435,500
  100,000   A-1+      Sutter Health, 3.750% due 07/7/22(c)                              100,000
1,200,000   AA      California Statewide Community Development, COP,
                      St. Joseph's Health, (Pre-Refunded -- Escrowed with
                      U.S. government securities to 7/1/04 Call @ 102),
                      5.875% due 7/1/05(a)                                            1,326,000
  250,000   A       Riverside County Asset Leasing Corp., Leasehold Revenue,
                      Riverside County Hospital (Project A), 6.000% due 6/1/04          266,875
  108,000   BBB-++  Valley Health Systems, COP, (Refunding Project),
                      6.250% due 5/15/99                                                109,133
-----------------------------------------------------------------------------------------------
                                                                                      3,989,020
-----------------------------------------------------------------------------------------------
Housing -- 15.4%
1,250,000   AAA     ABAG Financing Authority, Multi-Family Housing Revenue,
                      Series A, FNMA-Insured, 5.700% mandatory
                      put 11/1/06(b)(d)                                               1,321,875


                    See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

===============================================================================================
  Schedule of Investments (unaudited)(continued)                                   May 31, 1998
===============================================================================================
   FACE
  AMOUNT    RATINGS                      SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------
Housing -- 15.4% (continued)
                    California, Home Mortgage Revenue:
$ 275,000   Aa2*      Series B-1, FHA-Insured, 5.900% due 8/1/04(b)                  $  292,531
  700,000   Aa2*      Series E-1, FHA-Insured, 5.900% due 2/1/05(b)                     754,250
  700,000   Aa2*      Series E-1, FHA-Insured, 5.900% due 8/1/05(b)                     757,750
    5,000   Aa2*      Single-Family Housing Revenue, Series A,
                        10.000% due 2/1/02                                                5,022
  415,000   AAA     City of Santa Rosa Mortgage Revenue Refunding,
                      (Marlow Apartments Project), FHA-Insured,
                      5.600% due 9/1/05                                                 433,156
  750,000   AAA     Riverside County, Multi-Family Housing Revenue,
                      Series B, FNMA-Collateralized, 5.625% mandatory
                      put 7/1/09(b)                                                     789,375
  250,000   AAA     San Luis Obispo HFA, Multi-Family Housing Revenue,
                      (Parkwood Apartments Project), Series A,
                      FNMA-Collateralized, 5.500% due 8/1/03                            260,000
-----------------------------------------------------------------------------------------------
                                                                                      4,613,959
-----------------------------------------------------------------------------------------------
Miscellaneous -- 21.0%
  400,000   BBB     Fresno Joint Powers Financing Authority, Series A,
                      5.750% due 9/2/98                                                 400,820
  480,000   A+      Irvine Ranch Water District, Joint Powers Agency,
                      Local Pool Revenue, Issue II, 7.800% due 8/15/01                  483,490
1,080,000   AAA     Los Angeles County Community Facilities District No. 3,
                      Special Tax Revenue, Series A, FSA-Insured,
                      5.250% due 9/1/07                                               1,146,150
  145,000   Aaa*    Montclair Redevelopment Agency, Residential Mortgage
                      Revenue, (Escrowed to Maturity with U.S. government
                      securities), 7.750% due 10/1/11                                   172,369
1,250,000   AAA     Oakland State Building Authority, Lease Revenue,
                      Series A, AMBAC-Insured, 4.250% due 4/1/07                      1,237,500
1,000,000   AAA     San Diego COP, Central Jail Refunding, AMBAC-Insured,
                      4.800% due 10/1/08                                              1,021,250
                    San Francisco Downtown Parking, Series R:
  450,000   A*        6.000% due 4/1/02                                                 477,563
  280,000   A*        6.150% due 4/1/03                                                 302,750
                    Santa Barbara COP, (Harbor Refunding Project):
  270,000   A*        6.400% due 10/1/02                                                291,937
  285,000   A*        6.500% due 10/1/03                                                313,144
  235,000   AA-     Simi Valley Community Development Agency COP,
                      Simi Valley Business Center, Guaranty Agreement
                      with New England Mutual Life, 6.050% mandatory
                      put 10/1/99                                                       240,581
  205,000   AAA     Upland COP, (Police Building Refunding Project),
                      AMBAC-Insured, 6.200% due 8/1/02                                  220,888
-----------------------------------------------------------------------------------------------
                                                                                      6,308,442
-----------------------------------------------------------------------------------------------


                    See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                  9

===============================================================================================
  Schedule of Investments (unaudited)(continued)                                   May 31, 1998
===============================================================================================
   FACE
  AMOUNT    RATINGS                      SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------
Solid Waste -- 6.1%
                    Kings County Waste Management, Solid Waste
                      Revenue Bonds:
$ 400,000   BBB+        6.500% due 10/1/03(b)                                         $ 433,500
  310,000   BBB+        6.600% due 10/1/04(b)                                           341,000
1,000,000   Baa1*   South Napa Solid Waste Management Authority,
                      6.000% due 2/15/04(b)                                           1,057,500
-----------------------------------------------------------------------------------------------
                                                                                      1,832,000
-----------------------------------------------------------------------------------------------
Tax Allocation -- 6.0%
1,000,000   Baa*    Hawthorne Community Redevelopment Agency,
                      Tax Allocation, (Redevelopment Project Area 2),
                      6.200% due 9/1/05(d)                                            1,083,750
  665,000   BBB+    Paramount Redevelopment Agency, Tax Allocation,
                      Refunding, (Redevelopment Project Area No. 1),
                      5.800% due 8/1/03                                                 714,044
-----------------------------------------------------------------------------------------------
                                                                                      1,797,794
-----------------------------------------------------------------------------------------------
Transportation -- 16.0%
  500,000   A1*     Los Angeles County Transportation Commission, COP,
                      Series B, 6.200% due 7/1/03                                       544,375
1,000,000   AAA     Orange County Local Transportation Authority, Sales Tax
                      Revenue, Series A, MBIA-Insured, 5.500% due 2/15/09             1,086,250
                    Palm Springs Financing Authority, Airport Revenue,
                      Palm Springs Regional Airport, MBIA-Insured:
  200,000   AAA         5.400% due 1/1/03(b)                                            210,000
  400,000   AAA         5.500% due 1/1/04(b)                                            423,500
  350,000   A1*     Sacramento Regional Transportation, COP, Series A,
                      6.400% due 3/1/03                                                 381,937
  240,000   AAA     San Francisco Airport Improvement Corp., Lease Revenue,
                      (Escrowed to Maturity with U.S. government securities),
                      8.000% due 7/1/13                                                 292,500
                    San Jose, Airport Revenue:
  500,000   AAA       MBIA-Insured, 5.750% due 3/1/03                                   534,375
  800,000   AAA       Series 93, FGIC-Insured, 5.400% due 3/1/04(b)                     845,000
  450,000   BBB+    Southern California Rapid Transit Authority, District A2,
                      Special Benefit Assessment, 6.100% due 9/1/03                     479,250
-----------------------------------------------------------------------------------------------
                                                                                      4,797,187
-----------------------------------------------------------------------------------------------
Water & Sewer -- 9.0%
1,000,000   AAA     El Dorado Public Agency Financing Authority, FGIC-Insured,
                      5.200% due 2/15/07                                              1,057,500
1,000,000   AAA     Modesto Irrigation District Financing Authority Revenue,
                      MBIA-Insured, 5.350% due 10/1/06                                1,070,000


                    See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

===============================================================================================
  Schedule of Investments (unaudited)(continued)                                   May 31, 1998
===============================================================================================
   FACE
  AMOUNT    RATINGS                      SECURITY                                       VALUE
-----------------------------------------------------------------------------------------------
Water & Sewer -- 9.0% (continued)
                    Mojave Water District, California Improvement District,
                      (Morongo Basin):
$ 250,000   AAA         Escrowed to Maturity with U.S. government
                          securities, 6.250% due 9/1/02                              $  271,250
  280,000   AAA         Pre-Refunded -- Escrowed with U.S. government
                          securities to 9/1/02 Call @ 102, 6.375% due 9/1/03            309,750
-----------------------------------------------------------------------------------------------
                                                                                      2,708,500
-----------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost-- $28,207,937**)                                          $29,986,270
===============================================================================================

(a) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(d)  Security segregated by Custodian for open purchase commitments.
**   Aggregate cost for Federal income tax purposes is substantially the same.

See pages 12 and 13 for definition of ratings and certain security descriptions.



                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 11

================================================================================
  Bond Ratings
================================================================================

All ratings are by Standard & Poor's Rating Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service Inc. ("Moody's") and those which are identified by a double dagger (++) are rated by Fitch Investor Services, Inc. ("Fitch"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB  --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa  --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   --   Bonds rated "Aa" are judged to be of high quality by all standards.
          Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  --   Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fitch -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major ratings categories.

A    --   Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

================================================================================
  Bond Ratings (continued)
================================================================================

BBB    -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR     -- Indicates that the bond is not rated by Standard & Poor's, Moody's or
          Fitch.

================================================================================
  Short-Term Securities Ratings
================================================================================

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

================================================================================
  Security Descriptions
================================================================================

ABAG    -- Association of Bay Area
           Governments
AIG     -- American International Guaranty
AMBAC   -- American Municipal Bond
           Assurance Corporation
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance
           Company
CONNIE
   LEE  -- College Construction Loan
           Insurance Association
COP     -- Certificate of
           Participation
EDA     -- Economic Development Authority
FLAIRS  -- Floating Adjustable Interest
           Rate Securities
FGIC    -- Financial Guaranty Insurance
           Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage
           Corporation
FNMA    -- Federal National Mortgage
           Association
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment
           Contract
GNMA    -- Government National Mortgage
           Association
GO      -- General Obligation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors
           Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse
           Coupon Security
PCFA    -- Pollution Control Financing
           Authority
PCR     -- Pollution Control Revenue
RIBS    -- Residual Interest Bonds
VA      -- Veterans Administration
VRDD    -- Variable Rate Daily Demand


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 13

================================================================================
  Statement of Assets and Liabilities (unaudited)                May 31, 1998
================================================================================

ASSETS:
  Investments, at value (Cost-- $28,207,937)                        $29,986,270
  Interest receivable                                                   450,267
  Receivable for securities sold                                         50,000
  Receivable from investment advisor                                      5,108
--------------------------------------------------------------------------------
  Total Assets                                                       30,491,645
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                     116,966
  Payable to bank                                                        27,449
  Investment advisory fees payable                                        2,132
  Administration fees payable                                             1,299
  Distribution fees payable                                               1,025
  Accrued expenses                                                       45,511
--------------------------------------------------------------------------------
  Total Liabilities                                                     194,382
--------------------------------------------------------------------------------
Total Net Assets                                                    $30,297,263
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     3,480
  Capital paid in excess of par value                                29,442,291
  Overdistributed net investment income                                  (1,373)
  Accumulated net realized loss from security transactions             (925,468)
  Net unrealized appreciation of investments                          1,778,333
--------------------------------------------------------------------------------
Total Net Assets                                                    $30,297,263
================================================================================
Shares Outstanding:
  Class A                                                             2,974,908
  ------------------------------------------------------------------------------
  Class C                                                               470,853
  ------------------------------------------------------------------------------
  Class Y                                                                34,343
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                          $8.71
  ------------------------------------------------------------------------------
  Class C*                                                                $8.70
  ------------------------------------------------------------------------------
  Class Y (and redemption price)                                          $8.72
  ------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 2.04% of net asset value per share)               $8.89
================================================================================

* Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase (See Note 3).


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

================================================================================
  Statement of Operations (unaudited)
================================================================================

For the Six Months Ended May 31, 1998
INVESTMENT INCOME:
  Interest                                                            $ 790,122
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 3)                                      45,484
  Administration fees (Note 3)                                           30,322
  Distribution fees (Note 3)                                             26,650
  Audit and legal                                                        14,950
  Shareholder communications                                             14,000
  Registration fees                                                      12,500
  Shareholder and system servicing fees                                  11,012
  Trustees' fees                                                         11,000
  Pricing service fees                                                    3,600
  Custody                                                                   850
  Other                                                                   2,006
--------------------------------------------------------------------------------
  Total Expenses                                                        172,374
  Less: Investment advisory and administrative fee waivers (Note 3)     (54,580)
--------------------------------------------------------------------------------
  Net Expenses                                                          117,794
--------------------------------------------------------------------------------
Net Investment Income                                                   672,328
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS (NOTE 5):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceed from sales                                                1,246,618
    Cost of securities sold                                           1,205,637
--------------------------------------------------------------------------------
  Net Realized Gain                                                      40,981
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                               1,649,690
    End of period                                                     1,778,333
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                               128,643
--------------------------------------------------------------------------------
Net Gain on Investments                                                 169,624
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $ 841,952
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 15

================================================================================
  Statements of Changes in Net Assets
================================================================================

For the Six Months Ended May 31, 1998 (unaudited) and the Year Ended November 30, 1997

                                                             1998            1997
===================================================================================
OPERATIONS:
  Net investment income                                $    672,328    $  1,293,429
  Net realized gain                                          40,981          19,713
  Increase in net unrealized appreciation                   128,643         350,069
-----------------------------------------------------------------------------------
  Increase in Net Assets From Operations                    841,952       1,663,211
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 4):
  Net investment income                                    (668,518)     (1,299,901)
-----------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                          (668,518)     (1,299,901)
-----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                        3,140,210       5,448,545
  Net asset value of shares issued for
    reinvestment of dividends                               380,833         918,801
  Cost of shares reacquired                              (2,738,334)     (4,807,692)
-----------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                 782,709       1,559,654
-----------------------------------------------------------------------------------
Increase in Net Assets                                      956,143       1,922,964
NET ASSETS:
  Beginning of period                                    29,341,120      27,418,156
-----------------------------------------------------------------------------------
  End of period*                                       $ 30,297,263    $ 29,341,120
===================================================================================
* Includes overdistributed net investment income of:        $(1,373)        $(5,183)
===================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

================================================================================
  Notes to Financial Statements (unaudited)
================================================================================

1.   Significant Accounting Policies

Smith Barney Intermediate Maturity California Municipals Fund ("Fund") is a separate, non-diversified, investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and four other separate investment funds:
Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund, Smith Barney Mid Cap Blend Fund and Smith Barney S&P 500 Index Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports with the exception of the Smith Barney Mid Cap Blend Fund which began operation after May 31, 1998.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 17

================================================================================
  Notes to Financial Statements (unaudited)(continued)
================================================================================

3.   Investment Advisory Agreement, Administration
     Agreement and Other Transactions

Mutual Management Corp. ("MMC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 1998, MMC waived $32,748 of its investment advisory fees.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at the annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended May 31, 1998, MMC waived $21,832 of its administration fees.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Fund shares. For the six months ended May 31, 1998, SB received sales charges of approximately $32,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within one year from initial purchase. For the six months ended May 31, 1998, there were no CDSCs paid to SB for Class C shares.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A and C shares, calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.20%.

For the six months ended May 31, 1998, total Distribution Plan fees were:

                                                        Class A       Class C
================================================================================
Distribution Plan Fees                                  $19,422       $7,228
================================================================================

All officers and one Trustee of the Fund are employees of SB.

4.   Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

================================================================================
  Notes to Financial Statements (unaudited)(continued)
================================================================================

5.   Investments

During the six months ended May 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $3,564,943
--------------------------------------------------------------------------------
Sales                                                                 1,246,618
================================================================================

At May 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $1,778,333
Gross unrealized depreciation                                                --
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $1,778,333
================================================================================

6.  Capital Loss Carryforwards

At November 30, 1997, the Fund had for Federal tax purposes approximately $966,000 of capital loss carryforwards available, subject to certain limitations, to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                        11/30/01       11/30/02      11/30/03
================================================================================
Capital Loss Carryforwards               $2,000        $695,000      $269,000
================================================================================

7.   Shares of Beneficial Interest

At May 31, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At May 31, 1998, total paid-in capital amounted to the following for each class.

                                     Class A         Class C         Class Y
================================================================================
Total Paid-in Capital              $25,197,139      $4,003,480       $245,152
================================================================================


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 19

================================================================================
  Notes to Financial Statements (unaudited)(continued)
================================================================================

Transactions in shares of each class were as follows:

                              Six Months Ended                Year Ended
                                May 31, 1998               November 30, 1997
                            --------------------         --------------------
                            Shares         Amount        Shares        Amount
================================================================================
Class A
Shares sold                226,783    $ 1,981,786        474,080    $ 4,054,918
Shares issued on
   reinvestment             37,218        324,216         94,422        805,955
Shares redeemed           (250,339)    (2,184,000)      (477,346)    (4,081,984)
-------------------------------------------------------------------------------
Net Increase                13,662    $   122,002         91,156    $   778,889
================================================================================

Class C
Shares sold                133,342    $ 1,158,424        162,920    $ 1,393,627
Shares issued on
   reinvestment              5,862         51,011         12,138        103,598
Shares redeemed            (63,862)      (554,334)       (84,783)      (725,708)
-------------------------------------------------------------------------------
Net Increase                75,342    $   655,101         90,275    $   771,517
================================================================================

Class Y
Shares sold                     --             --             --
Shares issued on
   reinvestment                643    $     5,606          1,598    $     9,248
Shares redeemed                 --             --             --             --
-------------------------------------------------------------------------------
Net Increase                   643    $     5,606          1,598    $     9,248
================================================================================


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

================================================================================
  Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class A Shares                  1998(1)        1997        1996        1995        1994        1993
====================================================================================================
Net Asset Value,
  Beginning of Period         $  8.66       $  8.55     $  8.53     $  7.80     $  8.50     $  8.04
----------------------------------------------------------------------------------------------------
Income (Loss)
  From Operations:
  Net investment income(2)       0.19          0.40        0.40        0.40        0.39        0.39
  Net realized and
     unrealized gain (loss)      0.05          0.11        0.02        0.73       (0.69)       0.46
----------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                0.24          0.51        0.42        1.13       (0.30)       0.85
----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.19)        (0.40)      (0.40)      (0.40)      (0.39)      (0.39)
  Net realized gains               --            --          --          --       (0.01)         --
----------------------------------------------------------------------------------------------------
Total Distributions             (0.19)        (0.40)      (0.40)      (0.40)      (0.40)      (0.39)
----------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period               $  8.71       $  8.66     $  8.55     $  8.53     $  7.80     $  8.50
----------------------------------------------------------------------------------------------------
Total Return                     2.82%++       6.13%       5.05%      14.84%      (3.65)%     10.70%
----------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (000s)        $25,903       $25,630     $24,537     $26,211     $25,359     $32,514
----------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses(2)                    0.75%+        0.75%       0.77%       0.75%       0.75%       0.72%
  Net investment income          4.46+         4.65        4.69        4.89        4.73        4.45
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate             4%            9%         15%          8%         39%         16%
====================================================================================================

(1)  For the six months ended May 31, 1988 (unaudited).

(2) The investment adviser and administrator waived all or part of their fees for the six months ended May 31, 1998 and the five years ended November 30, 1997. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                                  Expense Ratios
                          Per Share Decreases to                                Without Fee Waivers
                           Net Investment Income                                and Reimbursements
            --------------------------------------------------    -------------------------------------------------
            1998(1)   1997     1996     1995     1994     1993    1998(1)   1997     1996    1995     1994     1993
            -------   ----     ----     ----     ----     ----    -------   ----     ----    ----     ----     ----
Class A     $0.02    $0.03    $0.07    $0.03    $0.04    $0.07    1.10%     1.12%    1.54%   1.16%    1.24%    1.49%


++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 21

================================================================================
  Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class C Shares                              1998(1)         1997          1996          1995          1994(2)
=============================================================================================================
Net Asset Value, Beginning of Period       $8.65           $8.54         $8.52         $7.80         $7.76
-------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (3)                 0.18            0.38          0.38          0.38          0.01
  Net realized and unrealized gain          0.05            0.11          0.02          0.72          0.05**
-------------------------------------------------------------------------------------------------------------
Total Income From Operations                0.23            0.49          0.40          1.10          0.06
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.18)          (0.38)        (0.38)        (0.38)        (0.02)
-------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.18)          (0.38)        (0.38)        (0.38)        (0.02)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $8.70           $8.65         $8.54         $8.52         $7.80
-------------------------------------------------------------------------------------------------------------
Total Return                                2.72%++         5.92%         4.84%        14.36%         0.72%++
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $4,095          $3,419        $2,607        $2,254           $45
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                              0.96%+          0.96%         0.98%         0.98%         0.95%+
  Net investment income                     4.25+           4.44          4.48          4.54          4.53+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        4%              9%           15%            8%           39%
=============================================================================================================

(1)  For the six months ended May 31, 1998 (unaudited).

(2)  For the period from November 8, 1994 (inception date) to November 30, 1994.

(3) The investment adviser and administrator waived all or part of their fees for the six months ended May 31, 1998, the three years ended November 30, 1997 and the period ended November 30, 1994. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                     Expense Ratios
                 Per Share Decreases to                     Without Fee Waivers
                  Net Investment Income                     and Reimbursements
          --------------------------------------   -------------------------------------
          1998(1)  1997    1996    1995    1994    1998(1) 1997    1996    1995   1994
          -------  ----    ----    ----    ----    ------- ----    ----    ----   ----
Class C   $0.02   $0.03   $0.07   $0.03   $0.00*   1.31%   1.33%   1.75%   1.39%  1.44%+

*    Amount represents less than $0.01 per share.

** The amount in this caption for each share outstanding throughout the period may not accord with the change in aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

================================================================================
  Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each period:

Class Y Shares                          1998(1)     1997      1996      1995(2)
================================================================================
Net Asset Value, Beginning of Period    $8.66       $8.56     $8.54     $8.39
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income (3)              0.20        0.41      0.41      0.09
  Net realized and unrealized gain       0.06        0.11      0.02      0.15
--------------------------------------------------------------------------------
Total Income From Operations             0.26        0.52      0.43      0.24
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.20)      (0.42)    (0.41)    (0.09)
--------------------------------------------------------------------------------
Total Distributions                     (0.20)      (0.42)    (0.41)    (0.09)
--------------------------------------------------------------------------------
Net Asset Value, End of Period          $8.72       $8.66     $8.56     $8.54
--------------------------------------------------------------------------------
Total Return                             3.03%++     6.20%     5.22%     2.92%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)         $299        $292      $274      $261
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                           0.57%+      0.56%     0.59%     0.58%+
  Net investment income                  4.64+       4.84      4.87      4.74+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                     4%          9%       15%        8%
================================================================================

(1)  For the six months ended May 31, 1998 (unaudited).

(2)  For the period from September 8, 1995 (inception date) to November 30,
     1995.

(3) The investment adviser and administrator waived all or part of their fees for the six months ended May 31, 1998, the two years ended November 30, 1997 and the period ended November 30, 1995. In addition, the investment adviser reimbursed the Fund for $75,189 in expenses for the year ended November 30, 1996. If such fees were not waived and expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                        Expense Ratios
                   Per Share Decrease to              Without Fee Waivers
                   Net Investment Income              and Reimbursements
               -----------------------------    -------------------------------
               1998(1)   1997   1996    1995    1998(1)  1997     1996    1995
               -------   ----   ----    ----    -------  ----     ----    ----
   Class Y      $0.02    $0.03  $0.07   $0.03    0.92%   0.94%    1.36%  0.99%+


++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 23

================================================================================
  Additional Shareholder Information (unaudited)
================================================================================

     On February 6, 1998 a special meeting of shareholders of the Trust was held for the purpose of voting on the following matters:

     1.   To elect Trustees of the Trust; and

     2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.

     The results of the vote on Proposal 1 were as follows:

                          Shares Voted     Percentage    Shares Voted    Percentage
Name of Directors              For        Shares Voted      Against     Shares Voted
====================================================================================
Herbert Barg             22,978,059.782      97.961%     478,327.074      2.039%
Alfred J. Bianchetti     22,968,583.475      97.920      487,803.381      2.080
Martin Brody             22,972,548.241      97.937      483,838.615      2.063
Dwight B. Crane          23,013,405.483      98.111      442,981.373      1.889
Burt N. Dorsett          23,007,677.873      98.087      448,708.983      1.913
Elliot S. Jaffe          22,981,247.160      97.974      475,139.696      2.026
Stephen E. Kaufman       22,999,681.445      98.053      456,705.411      1.947
Joseph J. McCann         23,011,195.450      98.102      445,191.406      1.898
Heath B. McLendon        23,010,138.021      98.098      446,248.835      1.902
Cornelius C. Rose, Jr    23,006,201.971      98.081      450,184.885      1.919
====================================================================================

     Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since original adoption of these policies by the Fund. The following chart demonstrates that all proposals were approved by shareholders.

     Please note that "M" indicates a modification of the policy; "E" indicates the elimination of the policy; and "R" indicates the reclassification of the policy from fundamental (which would require shareholder approval to change) to non-fundamental (which can be changed by a vote of the Board of Directors).

================================================================================
"E" Ability to Pledge Assets                                          Approved
-------------------------------------------------------------------------------
"M" Underwriting of Securities                                        Approved
-------------------------------------------------------------------------------
"M" Lending by the Fund                                               Approved
-------------------------------------------------------------------------------
"M" Real Estate                                                       Approved
-------------------------------------------------------------------------------
"R" Margin and the Short Sales of Securities                          Approved
-------------------------------------------------------------------------------
"E" Purchases of Certain Securities                                   Approved
-------------------------------------------------------------------------------
"R" Investments in Oil, Gas and Mineral Exploration                   Approved
-------------------------------------------------------------------------------
"R" Options                                                           Approved
-------------------------------------------------------------------------------
"M" Industry Concentration                                            Approved
-------------------------------------------------------------------------------
"M" Borrowing                                                         Approved
================================================================================


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

================================================================================
  Additional Shareholder Information (unaudited) (continued)
================================================================================


    The information below reports the lowest percentage of shares voting for the proposals, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.

                Percentage                Percentage                 Percentage
  Shares Voted   of Shares  Shares Voted   of Shares     Shares       of Shares
       For         Voted       Against       Voted     Abstaining     Abstained
================================================================================
  1,574,087.901   88.256%    78,648.951     4.410%     130,812.843     7.334%
================================================================================



--------------------------------------------------------------------------------
Smith Barney Intermediate Maturity California Municipals Fund                 25

Smith Barney                                                        SMITH BARNEY
Intermediate                                                        ------------
Maturity California
Municipals Fund                                A Member of TravelersGroup [LOGO]

Trustees                                Investment Adviser and Administrator
Herbert Barg                            Mutual Management Corp.
Alfred J. Bianchetti
Martin Brody                            Distributor
Dwight B. Crane                         Smith Barney Inc.
Burt N. Dorsett
Elliot S. Jaffe                         Custodian
Stephen E. Kaufman                      PNC Bank, N.A.
Joseph J. McCann
Heath B. McLendon, Chairman             Shareholder
Cornelius C. Rose, Jr.                  Servicing Agent
                                        First Data Investor Services Group, Inc.
James J. Crisona, Emeritus              P.O. Box 9134
                                        Boston, MA 02205-9134
Officers
Heath B. McLendon
President and                           This report is submitted for the general
Chief Executive Officer                 information of the shareholders of Smith
                                        Barney Intermediate Maturity California
Lewis E. Daidone                        Municipals Fund. It is not authorized
Senior Vice President                   for distribution to prospective
and Treasurer                           investors unless accompanied or preceded
                                        by an effective Prospectus for the Fund,
Joseph P. Deane                         which contains information concerning
Vice President and                      the Fund's investment policies and
Investment Officer                      expenses as well as other pertinent
                                        information.
Thomas M. Reynolds
Controller
                                        Smith Barney
Christina T. Sydor                      Intermediate Maturity
Secretary                               California Municipals Fund
                                        388 Greenwich Street
                                        New York, New York 10013

                                        www.smithbarney.com


                                        FD2400 7/98

       [GRAPHIC OMITTED]

       Smith Barney
       S&P 500
       Index Fund

       --------------------
       SEMI - ANNUAL REPORT
       --------------------

       May 31, 1998

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.(sm)

Smith Barney                               [PHOTO OMITTED]    [PHOTO OMITTED]
S&P 500
Index Fund                                 HEATH B. MCLENDON  JOHN LAU
                                           Chairman           Investment Officer

Dear Shareholder:

We are pleased to provide the first semi-annual report of the Smith Barney S&P 500 Index* Fund ("Fund") for the period ended May 31, 1998. In this report we summarize the period's prevailing economic and market conditions. A detailed summary of performance and current holdings in the Fund can be found in the appropriate sections that follow.

Investment Objective and Performance Update

The Fund seeks to provide investment results that, before expenses, correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), which is representative of the U.S. stock market. (The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks.)

The Fund holds a broadly diversified portfolio of common stocks that is comparable to the S&P 500 Index in terms of sector weightings and market capitalization. Since the Fund's inception on January 5, 1998, the Fund had a total return of 11.70% compared with the 12.41% for the S&P 500 Index over the same period.

Financial Markets Overview

During the reporting period, large-cap stocks continued to dominate as investors moved money into the perceived safer haven of well-diversified, larger company stocks. Growth stocks generally performed well in the first quarter of 1998.

----------
* Standard & Poor's, "S&P(R)" and "S&P 500(R)" are trademarks of Standard & Poor's, a division of the McGraw Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                1

The U.S. stock market got off to a surprisingly strong start in the first quarter. Investors were expecting the worst on the earnings front in early 1998 in the aftermath of the Asian crisis. The action in the U.S. stock market was even more remarkable in light of the slight increase in interest rates at the end of the first quarter of 1998. According to our research, about 46% of all companies exceeded earnings expectations while 31% reported earnings below consensus.

The anxiously awaited fourth-quarter earnings, however, turned out to be better than the worst-case scenario. As a result, investors heaved a big sigh of relief and embarked on a furious buying spree. In a broad-based market rally, the S&P 500 Index gained 13.53% for the first quarter of 1998 versus the Fund's return of 12.70% during the same period.

Stock market volatility increased significantly during the month of April. A seesaw pattern in stock prices persisted through the month and the S&P 500 Index rose by 0.91% in April.

Interest rates took center stage towards the end of April as the Federal Reserve Board publicly discussed a shift to a tightening bias. Long-term interest rates shot up above 6% while the S&P 500 Index fell 3.9% from April 22, 1998 to April 27, 1998. Inflation, however, continued to remain low and, despite a strong first quarter Gross Domestic Product report, economic data still suggests a slowdown in the second half of 1998. Bond prices stabilized as a result of such evidence in late April and early May and stock prices recovered to the levels established at the end of the first quarter of 1998.

Renewed concerns over Asia and slowing earnings growth shook the stock market in May. The S&P 500 Index declined by almost 2%. Several companies provided early guidance about lower second quarter earnings. However, fund investors who had exposure to big company stocks in the second quarter of 1998 did well, as the S&P 500 Index again outpaced most other types of funds and had a return of roughly 3.17% in the second quarter of 1998 compared with the slight loss experienced by most average U.S. stock funds. Despite the fact that the earnings of large companies that dominate the S&P 500 have come under pressure lately, investors appeared to prefer the relative "safety" of large-capitalization company stocks during the reporting period that can still maintain their earnings in a slowing economy.

Conclusion

The recent environment of low inflation, stable interest rates and steady economic growth has been conducive to rising stock prices. Not surprisingly, returns from the U.S. stock market during the reporting


--------------------------------------------------------------------------------
2                                        1998 Semi-Annual Report to Shareholders
period were very healthy. However, extended bull markets can cause some investors to lose sight of some of the risks of investing in stocks. We register a note of caution on the U.S. stock market based on high valuations and earnings risk related to the Asian crisis and a slowing domestic economy. Therefore, we believe investors in the Smith Barney S&P 500 Index Fund should stay true to their long-term investment plan and be prepared for greater market volatility.

In closing, thank you for investing in the Smith Barney S&P 500 Index Fund. We look forward to helping you pursue your investment goals.

Sincerely,


/s/ Heath B. McLendon                        /s/ John Lau

Heath B. McLendon                            John Lau
Chairman                                     Investment Officer

July 13, 1998

--------------------------------------------------------------------------------

Some Risks to Remember about the Smith Barney
S&P 500 Index Fund

Please note that the net asset value of the Fund's shares will fluctuate and these shares may be worth more or less than their original cost upon redemption. There can be no assurances given that the Fund will achieve its investment objective. Moreover, the investment performance of the S&P 500 Index does not factor in sales charges, brokerage commissions, management fees and other fund costs assumed by the Fund. Therefore, the Fund cannot exactly replicate the performance of the S&P 500 Index.

Moreover, when the stock market goes down, as defined by the S&P 500 Index, the Fund's net asset value will decline as well. Since the Fund tries to mirror, before expenses, the performance of the S&P 500 Index, the investment management team will usually not try and judge the merits of any one particular security, and the poor performance of any one single security will not necessarily mean the security will be removed from the Fund.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                3

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                      Net Asset Value
                   ---------------------
                   Beginning      End       Income   Capital Gain     Total
Period Ended       of Period   of Period   Dividend  Distribution    Return+
================================================================================
1/5/98* - 5/31/98   $10.00       $11.17    $0.00        $0.00        11.70%++
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return+
--------------------------------------------------------------------------------
1/5/98* through 5/31/98                                                 11.70%++
================================================================================

+    Assumes reinvestment of all dividends and capital gain distributions.
*    Commencement of operations.
++ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
4                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                S                May 31, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                   VALUE
================================================================================

COMMON STOCK -- 89.3%
Auto & Transportation -- 3.2%
     230  AMR Corp.+                                                 $    35,405
     394  Burlington Northern Santa Fe Corp.                              39,203
   1,636  Chrysler Corp.                                                  91,002
     199  Cooper Tire & Rubber Co.                                         4,713
     549  CSX Corp.                                                       26,146
      96  Cummins Engine Co., Inc.                                         4,992
     235  Dana Corp.                                                      12,249
     188  Delta Air Lines, Inc.                                           21,620
     194  Eaton Corp.                                                     17,423
     141  Echlin, Inc.                                                     6,697
     371  FDX Corp.+                                                      23,790
      93  Fleetwood Enterprises Inc.                                       3,720
   3,024  Ford Motor Co.                                                 156,870
   1,783  General Motors Corp.                                           128,264
     452  Genuine Parts Co.                                               15,339
     393  Goodyear Tire & Rubber Co.                                      28,246
     301  ITT Industries, Inc.                                            11,099
     212  Johnson Controls Inc.                                           12,614
     180  Navistar International Corp.                                     5,433
     953  Norfolk Southern Corp.                                          29,840
     196  Paccar, Inc.                                                    10,822
     195  Ryder Systems, Inc.                                              6,642
     156  Snap-On, Inc.                                                    6,844
     557  Southwest Airlines Co.                                          14,864
     160  The Timken Co.                                                   6,020
     311  TRW, Inc.                                                       16,657
     645  Union Pacific Resources                                         13,061
     230  USAIR Group, Inc.+                                              16,100
--------------------------------------------------------------------------------
                                                                         765,675
--------------------------------------------------------------------------------
Consumer Discretionary -- 13.8%
     593  Abercrombie & Fitch Co., Class A Shares+                        25,054
     144  Alberto Culver Co., Class B Shares                               4,284
     620  Albertsons, Inc.                                                28,713
     186  American Greetings Corp., Class A Shares                         8,835
     690  American Stores Co.                                             17,206
     381  Autozone, Inc.+                                                 12,668
     332  Avon Products, Inc.                                             27,161
     249  Brunswick Corp.                                                  7,827
   1,792  CBS Corp.                                                       56,896
   2,044  Cendant Corp.+                                                  44,329
     248  Circuit City Stores - Circuit City Group                        10,509
     312  Clear Channel Communications Inc.+                              29,913
     259  Clorox Co.                                                      21,626
     745  Colgate Palmolive Co.                                           64,815

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                   VALUE
================================================================================

Consumer Discretionary -- 13.8% (continued)
     879  Comcast Corp., Class A Shares                              $    30,133
     274  Consolidated Stores Corp.+                                      10,463
     540  Costco Cos., Inc.                                               31,252
     483  CVS Corp.                                                       33,900
     379  Darden Restaurants, Inc.                                         5,850
   1,101  Dayton-Hudson Corp.                                             51,058
     204  Deluxe Corp.                                                     6,846
     278  Dillard, Inc., Class A Shares                                   11,693
     244  Dow Jones & Co., Inc.                                           11,742
     431  Dun & Bradstreet Corp.                                          14,546
     818  Eastman Kodak Co.                                               58,384
     529  Federated Department Stores, Inc.+                              27,408
     186  Fruit of the Loom Inc., Class A Shares+                          6,684
     716  Gannett Co.                                                     47,211
     882  Gap, Inc.                                                       47,628
     149  Giant Foods, Inc.                                                6,407
   1,411  Gillette Co.                                                   165,263
      94  Great Atlantic & Pacific Tea Co., Inc.                           3,008
     178  Harcourt General, Inc.                                           9,701
     258  Harrah's Entertainment, Inc.+                                    6,450
     337  Hasbro, Inc.                                                    12,890
     533  HBO & Co.                                                       30,764
     630  Hilton Hotels Corp.                                             19,805
   1,844  Home Depot, Inc.                                               144,869
     336  Ikon Office Solutions Inc.                                       7,119
     276  International Flavors & Fragrances, Inc.                        13,248
     319  Interpublic Group Cos., Inc.                                    18,920
     630  J.C. Penney Co.                                                 45,241
     102  Jostens, Inc.                                                    2,575
   1,230  K Mart Corp.+                                                   23,831
   1,400  Kimberly-Clark Corp.                                            69,387
     183  King World Productions Inc.+                                     4,666
     201  Knight Ridder, Inc.                                             11,469
     643  Kroger Co.+                                                     27,608
     166  Liz Claiborne, Inc.                                              8,414
     101  Longs Drug Stores Corp.                                          3,061
     440  Lowe's Cos.                                                     34,842
     566  Marriott International Inc., Class A Shares                     19,668
     732  Mattel, Inc.                                                    27,724
     584  May Department Stores Co.                                       37,558
     238  Maytag Corp.                                                    12,004
   1,737  McDonald's Corp.                                               113,990
     248  McGraw Hill, Inc.                                               19,390
      92  Mercantile Stores Co., Inc.                                      7,233
     134  Meredith Corp.                                                   5,326
     456  Mirage Resorts, Inc.                                             9,490

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                   VALUE
================================================================================

Consumer Discretionary -- 13.8% (continued)
     222  Moore Corp. Ltd.                                           $     3,219
     108  National Service Industries, Inc.                                5,508
     241  New York Times Co., Class A Shares                              16,990
     400  Newell Co.                                                      19,300
     735  Nike Inc., Class B Shares                                       33,810
     194  Nordstrom, Inc.                                                 13,980
     411  Omnicom Group, Inc.                                             19,239
     165  Pep Boys - Manny, Moe & Jack                                     3,671
     111  Polaroid Corp.                                                   4,502
   3,384  Procter & Gamble Corp.                                         284,044
     144  Reebok International Ltd.+                                       4,140
     649  Rite Aid Corp.                                                  23,242
     369  R R Donnelley & Sons Co.                                        16,605
     377  Rubbermaid, Inc.                                                12,299
      91  Russell Corp.                                                    2,479
     987  Sears Roebuck & Co.                                             61,008
     634  Service Corp.                                                   25,914
      53  Springs Industries, Inc.                                         2,974
     153  Supervalu, Inc.                                                  6,406
     260  Tandy Corp.                                                     11,505
   1,281  Tele-Communications, Inc., Class A Shares+                      43,954
   1,459  Time Warner, Inc.                                              113,528
     223  Times Mirror Corp., Class A Shares                              14,272
     405  TJX Cos., Inc.                                                  18,933
     719  Toys "R" Us, Inc.+                                              19,053
     310  Tribune Co.                                                     20,731
     381  Tricon Global Restaurants, Inc.+                                11,834
     156  Tupperware Corp.                                                 4,212
   1,615  Unilever NV+                                                   127,484
   1,528  U.S. West Media Group Inc.+                                     56,631
     309  VF Corp.                                                        16,434
     890  Viacom, Inc.+                                                   48,950
   1,250  Walgreen Co.                                                    43,984
   5,663  Wal-Mart Stores, Inc.                                          312,526
   1,701  Walt Disney Co.                                                192,425
     329  Wendy's International, Inc.                                      8,122
     190  Whirlpool Corp.                                                 12,979
     375  Winn-Dixie Stores Inc.                                          15,257
     337  Woolworth Corp.                                                  6,655
--------------------------------------------------------------------------------
                                                                       3,335,354
--------------------------------------------------------------------------------
Consumer Staples -- 6.4%
      95  Adolph Coors Co., Class B Shares                                 3,562
   1,237  Anheuser-Busch Co., Inc.                                        56,824
   1,436  Archer-Daniels-Midland Co.                                      27,104

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                   VALUE
================================================================================

Consumer Staples-- 6.4% (continued)
     726  Bestfoods                                                  $    40,973
     173  Brown-Forman, Class B Shares                                     9,969
   1,150  Campbell Soup Co.                                               62,675
   6,235  Coca-Cola Co.                                                  488,668
   1,195  Conagra Inc.                                                    34,953
     434  Fortune Brands, Inc.                                            16,681
     398  General Mills, Inc.                                             27,163
     361  Hershey Foods Corp.                                             24,999
     919  HJ Heinz & Co.                                                  48,764
   1,033  Kellogg Co.                                                     42,675
     290  Loews Corp.                                                     26,317
   3,825  PepsiCo, Inc.                                                  156,107
   6,116  Philip Morris Cos., Inc.                                       228,585
     617  Pioneer Hi-Bred International, Inc.                             23,484
     347  Quaker Oats Co.                                                 20,017
     271  Ralston-Purina Group                                            30,165
   1,194  Sara Lee Corp.                                                  70,296
     896  Seagram Co., Ltd.                                               39,368
     860  Sysco Corp.                                                     20,048
     467  UST, Inc.                                                       12,433
     292  William Wrigley Jr. Co.                                         28,105
--------------------------------------------------------------------------------
                                                                       1,539,935
--------------------------------------------------------------------------------
Finance -- 15.6%
   1,082  Allstate Corp.                                                 101,843
   1,171  American Express Co.                                           120,173
     640  American General Corp.                                          42,960
   1,768  American International Group, Inc.                             218,900
     424  Aon Corp.                                                       27,162
     873  Associated First Capital Corp.+                                 65,311
   1,628  Banc One Corp.                                                  89,743
     367  Bank of Boston Corp.                                            38,672
     950  The Bank of New York, Inc.                                      58,068
   1,749  BankAmerica Corp.                                              144,620
     247  Bankers Trust New York Corp.                                    30,504
     359  BB&T Corp.                                                      23,761
     135  Beneficial Corp.                                                18,090
     672  Charles Schwab Corp.                                            22,176
   1,062  Chase Manhattan Corp.                                          144,365
     430  Chubb Corp.                                                     34,211
     560  CIGNA Corp.                                                     38,360
     418  Cincinnati Financial Corp.                                      17,556
   1,018  Citicorp, Inc.                                                 151,809
     397  Comerica, Inc.                                                  26,102
     473  Conseco, Inc.                                                   22,053
     274  Countrywide Credit Industries, Inc.                             12,672

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                   VALUE
================================================================================

Finance -- 15.6% (continued)
     380  Equifax, Inc.                                              $    13,822
   2,676  Fannie Mae                                                     160,225
   1,753  Federal Home Loan Mortgage Corp.                                79,761
     589  Fifth Third Bancorp                                             29,008
     735  First Chicago NBD Corp.                                         64,266
   2,439  First Union Corp.                                              134,907
     686  Fleet Financial Group, Inc.                                     56,252
     637  Franklin Resources, Inc.                                        31,133
     198  General Re Corp.                                                43,535
     143  Golden West Financial Corp.                                     15,444
     345  Green Tree Financial Corp.                                      13,864
     277  H.F. Ahmanson & Co.                                             21,121
     232  H&R Block, Inc.                                                 10,208
     298  Hartford Financial Services, Inc.                               32,798
     271  Household International, Inc.                                   36,669
     481  Huntington Bancshares Inc.                                      15,752
     448  J.P. Morgan & Co., Inc.                                         55,636
     267  Jefferson Pilot Corp.                                           15,285
   1,109  Keycorp                                                         42,072
     258  Lehman Brothers Holdings, Inc.                                  18,301
     257  Lincoln National Corp.                                          23,097
     428  Marsh & McLennan Cos., Inc.                                     37,476
     248  MBIA, Inc.                                                      18,491
   1,263  MBNA Corp.                                                      40,021
     643  Mellon Bank Corp.                                               43,362
     332  Mercantile Bancorp, Inc.                                        16,973
     839  Merrill Lynch & Co., Inc.                                       75,090
     289  MGIC Investment Corp.                                           17,321
   1,494  Morgan Stanley, Dean Witter, Discover & Co.                    116,625
     829  National City Corp.                                             56,164
   2,370  NationsBank Corp.                                              179,527
     282  Northern Trust Corp.                                            19,889
   1,907  Norwest Corp.                                                   74,134
     770  PNC Bank Corp.                                                  44,467
     182  Progressive Corp.                                               25,093
     238  Providian Financial Corp.                                       15,142
     138  Republic of New York Corp.                                      17,724
     357  SAFECO Corp.                                                    16,600
     582  St. Paul Cos.                                                   25,826
     406  State Street Boston Corp.                                       27,988
     444  Summit Bancorp                                                  22,255
     492  SunAmerica, Inc.                                                23,923
     532  Suntrust Banks, Inc.                                            42,028
     659  Synovus Financial Corp.                                         14,786
     352  Torchmark Corp.                                                 15,092

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                                9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                   VALUE
================================================================================

Finance -- 15.6% (continued)
     157  Transamerica Corp.                                         $    18,055
   2,555  Travelers Group, Inc.                                          155,855
   1,854  U.S. Bancorp.                                                   72,537
     350  UNUM Corp.                                                      19,446
     518  Wachovia Corp.                                                  41,472
     649  Washington Mutual, Inc.                                         45,835
     218  Wells Fargo & Co.                                               78,807
--------------------------------------------------------------------------------
                                                                       3,780,271
--------------------------------------------------------------------------------
Health Care -- 10.4%
   1,930  Abbott Labs, Inc.                                              143,181
     375  AETNA, Inc.                                                     29,320
     165  Allergan, Inc.                                                   6,930
       1  Allergan Specialty Therapeutics Inc., Class A Shares                 9
     216  Alza Corp.+                                                     10,449
   3,278  American Home Products Corp.                                   158,368
     663  Amgen, Inc.+                                                    40,111
     139  Bausch & Lomb, Inc.                                              6,923
     706  Baxter International, Inc.                                      40,374
     308  Becton Dickinson & Co.                                          21,791
     282  Biomet, Inc.                                                     8,142
     492  Boston Scientific Corp.+                                        31,365
   2,507  Bristol-Myers Squibb & Co.                                     269,502
     144  C.R. Bard, Inc.                                                  4,995
     276  Cardinal Health, Inc.                                           24,598
     409  Cognizant Corp.                                                 21,779
   1,632  Columbia/HCA Healthcare Corp.                                   53,346
   2,797  Eli Lilly & Co.                                                171,840
     380  Guidant Corp.                                                   24,486
     994  HealthSouth Corp.+                                              28,204
     411  Humana, Inc.+                                                   12,766
   3,391  Johnson & Johnson                                              234,190
     181  Mallinckrodt, Inc.                                               5,577
     157  Manor Care, Inc.                                                 4,955
   1,183  Medtronic, Inc.                                                 65,804
   3,022  Merck & Co., Inc.                                              353,762
   3,260  Pfizer, Inc.                                                   341,688
   1,278  Pharmacia & Upjohn, Inc.                                        56,471
   1,846  Schering Plough Corp.                                          154,487
     213  St. Jude Medical, Inc.                                           7,614
     771  Tenet Healthcare Corp.                                          26,985
     189  U.S. Surgical Corp.                                              7,512
     477  United Healthcare Corp.                                         30,528
   2,061  Warner-Lambert Co.                                             131,517
--------------------------------------------------------------------------------
                                                                       2,529,569
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                   VALUE
================================================================================

Integrated Oil -- 5.9%
     231  Amerada Hess Corp.                                         $    12,488
   2,455  Amoco Corp.                                                    102,649
     191  Ashland, Inc.                                                    9,526
     809  Atlantic Richfield Co.                                          63,809
   1,657  Chevron Corp.                                                  132,352
   6,217  Exxon Corp.                                                    438,298
     121  Kerr McGee Corp.                                                 7,653
   1,979  Mobil Oil Corp.                                                154,362
     856  Occidental Petroleum Corp.                                      23,647
     119  Pennzoil Co.                                                     6,879
     664  Phillips Petroleum Co.                                          33,241
   5,406  Royal Dutch Petroleum Co.                                      303,073
     180  Sun Co., Inc.                                                    7,650
   1,382  Texaco, Inc.                                                    79,810
     623  Unocal Corp.                                                    22,194
     728  USX Marathon Group, Inc.                                        25,480
--------------------------------------------------------------------------------
                                                                       1,423,111
--------------------------------------------------------------------------------
Materials & Processing -- 4.4%
     295  Air Products & Chemicals, Inc.                                  25,665
     574  Alcan Aluminium Ltd.                                            16,359
     497  Allegheny Teledyne, Inc.                                        11,555
     436  Aluminum Co. of America                                         30,247
     264  Armco, Inc.+                                                     1,435
     102  Armstrong World Industries, Inc.                                 8,580
     100  Asarco, Inc.                                                     2,268
     259  Avery Dennison Corp.                                            13,419
      75  Ball Corp.                                                       2,957
     939  Barrick Gold Corp.+                                             18,075
     594  Battle Mountain Gold Co.                                         3,155
     134  Bemis, Inc.                                                      5,653
     290  Bethlehem Steel Corp.+                                           3,552
     241  Black & Decker Corp.                                            14,068
     143  Boise Cascade Corp.                                              4,772
     241  Champion International Corp.                                    11,568
     323  Crown Cork & Seal Co., Inc.                                     16,755
     240  Cyprus Amax Minerals Co.                                         3,810
     570  Dow Chemical Corp.                                              55,218
   2,852  E.I. du Pont de Nemours & Co.                                  219,604
     197  Eastman Chemical Co.                                            13,199
     328  Ecolab, Inc.                                                    10,127
     360  Engelhard Corp.                                                  7,492
      92  FMC Corp.+                                                       7,032
     526  Fort James Corp.                                                25,149
     491  Freeport-McMoRan Copper & Gold, Inc.                             8,224

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                   VALUE
================================================================================

Materials & Processing -- 4.4% (continued)
     233  Georgia Pacific Corp.                                      $    14,955
     152  Great Lakes Chemical Corp.                                       6,080
     244  Hercules, Inc.                                                  10,751
     529  Homestake Mining Co.                                             5,752
     422  INCO Ltd.                                                        6,066
     123  Inland Steel Industries, Inc.                                    3,520
     762  International Paper Co.                                         35,052
     272  Louisiana Pacific Corp.                                          5,423
     417  MASCO Corp.                                                     23,456
     267  Mead Corp.                                                       8,310
   1,495  Monsanto Co.                                                    82,785
     328  Morton International, Inc.                                       9,983
     169  Nalco Chemical Co.                                               6,337
     394  Newmont Mining Corp.                                             9,825
     223  Nucor Corp.                                                     11,484
     136  Owens-Corning                                                    5,100
     352  Owens-Illinois, Inc.+                                           15,818
     147  Phelps Dodge Corp.                                               8,967
     617  Placer Dome, Inc.                                                7,673
      75  Potlatch Corp.                                                   3,285
     450  PPG Industries, Inc.                                            32,793
     396  Praxair, Inc.                                                   19,527
     188  Reynolds Metals Co.                                             10,904
     154  Rohm & Hass Co.                                                 16,920
     160  Sealed Air Corp.+                                                8,560
     438  Sherwin-Williams Co.                                            14,563
     251  Sigma Aldrich Corp.                                              9,161
     228  Stanley Works                                                   10,830
     248  Stone Container Corp.                                            4,402
     141  Temple-Inland, Inc.                                              8,283
     428  Tenneco, Inc.                                                   17,815
     175  Union Camp Corp.                                                 9,570
     311  Union Carbide Corp.                                             15,530
     218  USX-U.S. Steel Group, Inc.                                       7,820
     279  W.R. Grace & Co.+                                                5,178
     254  Westvaco Corp.                                                   7,239
     503  Weyerhaeuser Co.                                                25,558
     280  Willamette Industries, Inc.                                      9,607
     248  Worthington Industries, Inc.                                     4,371
--------------------------------------------------------------------------------
                                                                       1,059,191
--------------------------------------------------------------------------------
Other Energy -- 1.1%
     149  Anadarko Petroleum Corp.                                         9,834
     239  Apache Corp.                                                     8,170
     426  Baker Hughes, Inc.                                              15,336

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                   VALUE
================================================================================

Other Energy -- 1.1% (continued)
     447  Burlington Resources, Inc.                                 $    18,829
     441  Dresser Industries, Inc.                                        20,534
     662  Halliburton Co.                                                 31,362
     129  Helmerich & Payne, Inc.                                          3,257
     153  McDermott International, Inc.                                    5,842
      20  NACCO Industries Inc., Class A Shares                            2,930
     263  Oryx Energy Co.+                                                 6,131
     216  Rowan Cos., Inc.+                                                5,521
   1,254  Schlumberger Ltd.                                               97,890
     621  Union Pacific Corp.                                             30,040
     137  Western Atlas, Inc.+                                            11,859
--------------------------------------------------------------------------------
                                                                         267,535
--------------------------------------------------------------------------------
Producer Durables -- 7.5%
      72  Aeroquip-Vickers, Inc.                                           4,446
   1,423  Allied Signal, Inc.                                             60,833
     557  AMP, Inc.                                                       21,166
     181  The B.F. Goodrich Co.                                            9,276
   2,518  Boeing Co.                                                     119,919
      65  Briggs & Stratton Corp.                                          2,949
     491  Browning Ferris Industries, Inc.                                17,461
     189  Case Corp.                                                      10,938
     938  Caterpillar Inc.                                                51,531
     151  Centex Corp.                                                     5,398
     101  Cincinnati Milacron, Inc.                                        3,023
     307  Cooper Industries, Inc.                                         19,763
     585  Corning, Inc.                                                   23,070
     115  Crane Co.                                                        6,059
     628  Deere & Co.                                                     32,577
     563  Dover Corp.                                                     21,112
     111  EG&G, Inc.                                                       3,496
   1,119  Emerson Electric Co.                                            67,979
     212  Fluor Corp.                                                     10,109
     103  Foster Wheeler Corp.                                             2,613
     318  General Dynamics Corp.                                          14,131
   8,251  General Electric Co.                                           687,927
     128  General Signal Corp.                                             5,264
     125  Harnischfeger Industries, Inc.                                   3,937
     320  Honeywell, Inc.                                                 26,860
     629  Illinois Tool Works, Inc.                                       41,514
     415  Ingersoll-Rand Co.                                              18,700
     102  Kaufman & Broad Home Corp.                                       2,620
     831  Laidlaw, Inc.                                                   10,283
     491  Lockheed Martin Corp.                                           55,114
     109  Millipore Corp.                                                  3,637
   1,030  Minnesota Mining & Manufacturing Co.                            95,403
     168  Northrop Grumman Corp.                                          18,007

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                   VALUE
================================================================================

Producer Durables -- 7.5% (continued)
      34  Octel Corp.+                                               $       730
     311  Pall Corp.                                                       6,161
     281  Parker-Hannifin Corp.                                           11,538
      55  Pulte Corp.                                                      2,932
     216  Raychem Corp.                                                    8,127
     853  Raytheon Co.                                                    46,648
     505  Rockwell International Corp.                                    27,775
     414  Textron, Inc.                                                   30,713
     381  Thermo Electron Corp.+                                          13,382
     139  Thomas & Betts Corp.                                             7,427
   1,441  Tyco International Ltd.                                         79,795
     589  United Technologies Corp.                                       55,366
     126  W.W. Grainger, Inc.                                             13,300
   1,147  Waste Management, Inc.                                          37,277
--------------------------------------------------------------------------------
                                                                       1,818,286
--------------------------------------------------------------------------------
Technology -- 12.1%
     174  Adobe Systems, Inc.                                              6,949
     360  Advanced Micro Devices, Inc.+                                    7,020
     225  Andrew Corp.+                                                    4,942
     337  Apple Computer, Inc.+                                            8,972
     926  Applied Materials, Inc.+                                        29,632
     119  Autodesk, Inc.                                                   5,057
     752  Automatic Data Processing Inc.                                  47,846
     551  Bay Networks, Inc.+                                             15,255
     396  Cabletron Systems, Inc.+                                         5,098
     184  Ceridian Corp.+                                                  9,936
   2,566  Cisco Systems, Inc.+                                           194,053
   3,816  Compaq Computer Corp.                                          104,224
   1,379  Computer Associates International, Inc.+                        72,397
     394  Computer Sciences Corp.                                         20,463
     121  Data General Corp.+                                              1,845
   1,646  Dell Computer Corp.+                                           135,640
     371  Digital Equipment Corp.+                                        20,358
     297  DSC Communications Corp.+                                        5,076
   1,250  EMC Corp.+                                                      51,796
   1,078  First Data Corp.                                                35,843
     389  Gateway 2000, Inc.+                                             17,529
     372  General Instrument Corp.+                                        8,858
     201  Harris Corp.                                                     9,685
   2,621  Hewlett-Packard Co.                                            162,829
   4,125  Intel Corp.                                                    294,679
   2,451  International Business Machines Corp.                          287,898
     211  KLA-Tencor Corp.+                                                7,147
     354  LSI Logic Corp.+                                                 7,544
   3,282  Lucent Technologies, Inc.                                      232,816

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                   VALUE
================================================================================

Technology -- 12.1% (continued)
     532  Micron Tech, Inc.                                          $    12,535
   6,140  Microsoft Corp.+                                               520,748
   1,504  Motorola, Inc.                                                  79,618
     412  National Semiconductor Corp.+                                    6,695
   1,314  Northern Telecom Ltd.                                           84,096
     874  Novell, Inc.+                                                    9,177
   2,481  Oracle Systems Corp.+                                           58,613
     649  Parametric Technology, Inc.+                                    19,895
     122  Perkin-Elmer Corp.                                               8,357
     731  Pitney Bowes, Inc.                                              34,357
     198  Scientific-Atlanta, Inc.                                         4,368
     612  Seagate Technology, Inc.+                                       14,152
      65  Shared Medical Systems Corp.                                     4,728
     475  Silicon Graphics, Inc.+                                          5,700
     953  Sun Microsystems, Inc.+                                         38,179
     125  Tektronix, Inc.                                                  4,781
     457  Tellabs, Inc.+                                                  31,404
     985  Texas Instruments, Inc.                                         50,604
     896  3Com Corp.+                                                     22,736
     629  UNISYS Corp.+                                                   15,410
     821  Xerox Corp.                                                     84,357
--------------------------------------------------------------------------------
                                                                       2,921,897
--------------------------------------------------------------------------------
Utilities -- 8.9%
   1,424  AirTouch Communications, Inc., Class A Shares +                 67,818
     463  ALLTEL Corp.                                                    18,259
     346  Ameren Corp.                                                    13,537
     477  American Electric Power, Inc.                                   21,643
   4,096  American Telephone & Telegraph Corp.                           249,344
   2,762  Ameritech Corp.                                                117,212
     372  Baltimore Gas & Electric Co.                                    11,322
   1,958  Bell Atlantic Corp.                                            179,401
   2,499  Bellsouth Corp.                                                161,185
     381  Carolina Power & Light Co.                                      15,621
     539  Central & Southwest Corp.                                       14,249
     395  Cinergy Corp.                                                   12,763
     267  Coastal Corp.                                                   18,823
     140  Columbia Gas System, Inc.                                       11,812
     595  Consolidated Edison, Inc.                                       25,473
     239  Consolidated Natural Gas Co.                                    13,518
     488  Dominion Resources, Inc.                                        19,367
     366  DTE Energy Co.                                                  14,479
     908  Duke Energy Corp.                                               52,323
      53  Eastern Enterprises                                              2,126
     962  Edison International                                            28,379

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1998
--------------------------------------------------------------------------------

  SHARES                        SECURITY                                   VALUE
================================================================================

Utilities -- 8.9% (continued)
     783  Enron Corp.                                                $    39,247
     612  Entergy Corp.                                                   16,103
     578  FirstEnergy Corp.                                               17,159
     458  FPL Group, Inc.                                                 28,138
     413  Frontier Corp.                                                  12,570
     317  GPU, Inc.                                                       12,204
   2,415  GTE Corp.                                                      140,824
     712  Houston Industries, Inc.                                        20,381
   1,756  MCI Communications Corp.+                                       93,891
     659  Nextel Communications, Inc.+                                    15,527
     363  Niagara Mohawk Power Co.+                                        4,492
     121  NICOR, Inc.                                                      4,673
     188  Northern States Power Co.                                       10,692
      79  ONEOK, Inc.                                                      3,085
     208  Pacific Enterprises                                              7,917
     744  Pacificorp                                                      17,158
     563  Peco Energy Co.                                                 15,904
      87  Peoples Energy Corp.                                             3,208
   1,104  PG&E Corp.                                                      34,776
     418  PP&L Resources, Inc.                                             9,248
     586  Public Service Enterprise Group, Inc.                           19,374
   4,624  SBC Communications, Inc.                                       179,758
     277  Sonat, Inc.                                                     10,854
   1,744  Southern Co.                                                    46,325
     956  Sprint Corp.                                                    68,593
     621  Texas Utilities Co.                                             24,529
   1,220  U.S. West Communications Group, Inc.                            61,915
     546  Unicom Corp.                                                    18,768
   1,036  Williams Cos., Inc.                                             33,605
   2,552  Worldcom, Inc.+                                                116,116
--------------------------------------------------------------------------------
                                                                       2,155,688
--------------------------------------------------------------------------------
          TOTAL COMMON STOCK
          (Cost -- $21,232,591)                                       21,596,512
================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.0%
Materials & Processing -- 0.0%
      43  Sealed Air Corp., Series A
          (Cost -- $2,622)                                                 2,394
================================================================================
          SUB-TOTAL INVESTMENTS
          (Cost -- $21,235,213)                                       21,598,906
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                     May 31, 1998
--------------------------------------------------------------------------------

   FACE
  AMOUNT                        DESCRIPTION                                VALUE
================================================================================

SHORT-TERM INVESTMENTS -- 10.7%
U.S. Treasury Bills -- 0.4%
 $  105,000  U.S. Treasury Bills, due 6/11/98                        $   104,830
--------------------------------------------------------------------------------
Repurchase Agreement -- 10.3%
  2,492,000  Chase Manhattan Bank, 5.500% due 6/1/98,
             Proceeds at maturity -- $2,493,142; (Fully
             collateralized by U.S. Treasury Bonds, 7.875%
             due 2/15/21; Market value -- $2,547,675)
             (Cost -- $2,492,000)                                      2,492,000
--------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost -- $2,596,826)                                      2,596,830
================================================================================
             TOTAL INVESTMENTS --100%
             (Cost-- $23,832,039*)                                   $24,195,736
================================================================================

+ Non-income producing security.
* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               17

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                     May 31, 1998
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $21,235,213)                        $21,598,906
  Short-term investments, at value (Cost -- $2,596,826)                2,596,830
  Receivable for Fund shares sold                                        259,598
  Dividends and interest receivable                                       30,446
  Other assets                                                            37,700
--------------------------------------------------------------------------------
  Total Assets                                                        24,523,480
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                     2,474,659
  Payable to bank                                                        235,311
--------------------------------------------------------------------------------
  Total Liabilities                                                    2,709,970
--------------------------------------------------------------------------------
Total Net Assets                                                     $21,813,510
================================================================================
NET ASSETS:
  Par value of capital shares                                        $     1,953
  Capital paid in excess of par value                                 21,231,071
  Undistributed net investment income                                     61,378
  Accumulated net realized gain on investments and
    futures contracts                                                    155,205
  Net unrealized appreciation of investments and
    futures contracts                                                    363,903
--------------------------------------------------------------------------------
Total Net Assets                                                     $21,813,510
================================================================================
Shares Outstanding -- Class A                                          1,953,007
--------------------------------------------------------------------------------
Net Asset Value -- Class A                                                $11.17
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Period Ended May 31, 1998(a)

INVESTMENT INCOME:
   Dividends                                                            $ 66,438
   Interest                                                               22,075
--------------------------------------------------------------------------------
   Total Investment Income                                                88,513
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)                                      11,498
   Distribution fees (Note 2)                                              9,198
   Shareholder and system servicing fees                                   1,581
   Other                                                                   4,858
--------------------------------------------------------------------------------
   Total Expenses                                                         27,135
--------------------------------------------------------------------------------
Net Investment Income                                                     61,378
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
   Realized Gain From:
     Security transactions (excluding short-term securities)              49,500
     Future contracts                                                    105,705
--------------------------------------------------------------------------------
   Net Realized Gain                                                     155,205
--------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments
   and Futures Contracts:
     Beginning of period                                                      --
     End of period                                                       363,903
--------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                               363,903
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                            519,108
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                  $580,486
================================================================================

(a) For the period from January 5, 1998 (commencement of operations) to May 31, 1998.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               19

--------------------------------------------------------------------------------
Statement of Changes in Net Assets (unaudited)
--------------------------------------------------------------------------------

For the Period Ended May 31, 1998(a)

================================================================================
OPERATIONS:
  Net investment income                                             $    61,378
  Net realized gain                                                     155,205
  Increase in net unrealized appreciation                               363,903
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                580,486
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                      --
--------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                             --
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                                   27,685,736
  Cost of shares reacquired                                          (6,452,712)
--------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                          21,233,024
--------------------------------------------------------------------------------
Increase in Net Assets                                               21,813,510

NET ASSETS:
  Beginning of period                                                        --
--------------------------------------------------------------------------------
  End of period*                                                    $21,813,510
================================================================================
* Includes undistributed net investment income of:                  $    61,378
================================================================================

(a) For the period from January 5, 1998 (commencement of operations) to May 31, 1998.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney S&P 500 Index Fund ("Fund") is a separate investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and four other funds: the Smith Barney Intermediate Maturity California Municipals Fund, the Smith Barney Intermediate Ma tu ri ty New York Municipals Fund, Smith Barney Large Capitalization Growth Fund and Smith Barney Mid Cap Blend Fund. The financial statements and financial highlights for the other funds are presented in separate semi-annual reports with the exception of the Smith Barney Mid Cap Blend Fund which did not begin operation until after May 31, 1998.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; investment in securities for which market quotations are not available are valued at fair value as determined by the Board of Trustees; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; (e) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               21

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement and Other Transactions

Travelers Investment Management Company, ("TIMCO"), a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays TIMCO an advisory fee calculated at an annual rate of 0.15% of the average daily net assets. This fee is calculated daily and paid monthly.

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., another subsidiary of SSBH, acts as administrator to the Fund. The Fund pays MMC an administration fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of Trust shares.

Pursuant to a Distribution Plan, the Fund pays SB a service fee calculated at an annual rate of 0.20% of the average daily net assets for Class A shares.

All officers and one Trustee of the Trust are employees of SB.

3. Investments

During the period ended May 31, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $21,572,552
--------------------------------------------------------------------------------
Sales                                                                    386,839
================================================================================

At May 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                         $ 784,330
Gross unrealized depreciation                                          (420,633)
--------------------------------------------------------------------------------
Net unrealized appreciation                                           $ 363,697
================================================================================


--------------------------------------------------------------------------------
22                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. govern ment securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, they will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At May 31, 1998, the Fund held no purchased call or put options.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the period ended May 31, 1998, the Fund did not write any call or put options.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At May 31, 1998, the Fund had the following open futures contracts:

                       # of                    Basis     Market    Unrealized
Contracts to Buy     Contracts  Expiration     Value      Value       Gain
================================================================================
S&P 500 Emini future     1         6/98       $54,334    $54,540      $206
================================================================================


--------------------------------------------------------------------------------
24                                       1998 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are main tained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At May 31, 1998, the Fund had no securities on loan.

8. Shares of Beneficial Interest

At May 31, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of the Fund were as follows:

                                                                  Period Ended
                                                                  May 31, 1998*
================================================================================
Shares sold                                                        2,557,548
Shares redeemed                                                     (604,541)
--------------------------------------------------------------------------------
Net Increase                                                       1,953,007
================================================================================
* For the period from January 5, 1998 (commencement of operations) to May 31, 1998.


--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund                                               25

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout the period:

Class A Shares                                                           1998(1)
================================================================================
Net Asset Value, Beginning of Period                                     $10.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income                                                    0.03
  Net realized and unrealized gain                                         1.14
--------------------------------------------------------------------------------
Total Income From Operations                                               1.17
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                                      --
--------------------------------------------------------------------------------
Total Distributions                                                          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $11.17
--------------------------------------------------------------------------------
Total Return++                                                            11.70%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                                        $21,814
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                                                 0.60%
  Net investment income                                                    1.35
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                                       3%
--------------------------------------------------------------------------------
Average commissions per share
  paid on equity transactions                                             $0.03
================================================================================

(1) For the period from January 5, 1998 (commencement of operations) to May 31, 1998 (unaudited).
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------
26                                       1998 Semi-Annual Report to Shareholders

Smith Barney                                                        SMITH BARNEY
S&P 500
Index Fund                                     A Member of TravelersGroup [LOGO]

Trustees

Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John Lau
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Travelers Investment
Management Co.

Administrator

Mutual Management Corp.

Distributor

Smith Barney Inc.

Custodian

PNCBank, N.A.

Shareholder Service Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney S&P 500 Index Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

Smith Barney
S&P 500 Index Fund
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD01525 7/98